EXHIBIT 10(bbb)











                       PALOMAR MEDICAL TECHNOLOGIES, INC.


                                       AND


                    AMERICAN STOCK TRANSFER & TRUST COMPANY,

                                                 as Trustee


                            ------------------------


                                    Indenture


                            Dated as of June 24, 1996



                            ------------------------


                                  SF 25,000,000


                    4.5% Convertible Subordinated Debentures
                                    due 2003










                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
                                    ARTICLE I
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION
Section 1.1.       Definitions...............................................................  2
Section 1.2.       Trust Indenture Act....................................................... 14
Section 1.3.       Rules of Construction..................................................... 14

                                   ARTICLE II
                               FORM OF DEBENTURES

Section 2.1.       Title and Terms........................................................... 15
Section 2.2.       Date of Debentures and Denominations; Payment of
                            Interest......................................................... 15
Section 2.3.       Ranking of Debentures..................................................... 18
Section 2.4.       Execution and Authentication of Debentures................................ 18
Section 2.5.       Form of Debentures and Trustee's Certificate.............................. 19
Section 2.6.       Registrar, Paying Agent, and Conversion Agent............................. 20
Section 2.7.       Paying Agent to Hold Money in Trust....................................... 22
Section 2.8.       Exchange, Registration and
                            Transfer of Debentures .........................................  22
Section 2.9.       Mutilated, Destroyed, Lost or Stolen Debentures........................... 25
Section 2.10.      Cancellation of Surrendered Debentures.................................... 26
Section 2.11.      Provisions of Indenture and Debentures for Sole
                            Benefit of Persons Identified.................................... 26
Section 2.12.      Temporary Debentures...................................................... 27
Section 2.13.      Appointment to Fill Vacancy in Office of Trustee.......................... 27



                                       i





                                   ARTICLE III
                            REDEMPTION OF DEBENTURES

Section 3.1.       Debentures Redeemable..................................................... 28
Section 3.2.       Mailing of Notice of Redemption; Selection of
                   Debentures in Case Less Than All
                            Debentures to be Redeemed........................................ 28
Section 3.3.       When Debentures Called for Redemption Become Due
                            and Payable...................................................... 31
Section 3.4.       Discharge of Company's Obligations Upon Deposit
                            of Redemption Moneys............................................. 31
Section 3.5.       Issuance of Debentures for Unredeemed Portions of
                            Debentures. ..................................................... 32
Section 3.6.       Sinking Fund.............................................................. 32

                                   ARTICLE IV
                            CONVERSION OF DEBENTURES

Section 4.1.       Right of Debentureholders to Convert Debenture
                            Into Common Stock of Company..................................... 34
Section 4.2.       Right of Company to Convert Debenture into Common
                            Stock of Company................................................. 36
Section 4.3.       Exercise of Conversion Privilege.......................................... 37
Section 4.4.       Issuance of Shares of Common Stock on Conversion.......................... 38
Section 4.5.       Adjustment of Antidilution Factor......................................... 39
Section 4.6.       No Fractional Shares to be Issued; Cash Payments
                            in Lieu Thereof.................................................. 43
Section 4.7.       Accountants' Certificate Evidence of Correctness
                            of Computation................................................... 43
Section 4.8.       Notice of Corporate Action................................................ 44




                                       ii





Section 4.9.       Covenant to Reserve Shares of Common Stock for
                            Issuance on Conversion of Debentures and
                            Exercise of Warrants............................................. 45
Section 4.10.      Issuance of Certificates for Shares of Common
                            Stock, in Name of, or in Name Directed
                            by, Debentureholder.............................................. 46
Section 4.11.      Mailing of Notice Upon Adjustment Pursuant to
                            Section 4........................................................ 46
Section 4.12.      Responsibility of Trustee................................................. 47

                                    ARTICLE V
                            COVENANTS OF THE COMPANY

Section 5.1.       Payment of Principal of and Interest on Debentures........................ 47
Section 5.2.       Taxes, Assessments, Governmental Charges and
                            Certain Claims................................................... 48
Section 5.3.       Reporting Requirements.................................................... 48
Section 5.4.       Books and Records......................................................... 48
Section 5.5.       Maintenance of Insurance.................................................. 49
Section 5.6.       Maintenance of Corporate Existence, Properties,
                            Etc.............................................................. 49
Section 5.7.       Type of Business.......................................................... 50
Section 5.8.       Merger or Sale of Assets.................................................. 50
Section 5.9.       Investments............................................................... 50
Section 5.10.      Transactions with Affiliates.............................................. 51
Section 5.11.      Use of Proceeds........................................................... 51
Section 5.12.      Dividends, Etc............................................................ 52
Section 5.13.      Limitation on Liens....................................................... 52
Section 5.14.      Compliance with Laws, Etc................................................. 52

                                   ARTICLE VI
                     DEBENTUREHOLDER'S LISTS AND REPORTS BY
                           THE COMPANY AND THE TRUSTEE




                                      iii




Section 6.1.       Company to Furnish Trustee Information as to
                            Names and Addresses of Debentureholders.......................... 53
Section 6.2.       Trustee to Preserve Information as to Names and
                            Addresses of Debentureholders.................................... 53
Section 6.3.       Reports from the Company.................................................. 55
Section 6.4.       Reports from the Trustee.................................................. 56

                                   ARTICLE VII
                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                               ON EVENT OF DEFAULT

Section 7.1.       Events of Default Defined................................................. 57
Section 7.2.       Covenant of Company to Pay to Trustee Whole
                            Amount Due on Debentures on Default in
                            Payment of Interest or Principal................................. 61
Section 7.3.       Application of Moneys Collected by Trustee................................ 63
Section 7.4.       Limitation on Suits by Holders of Debentures.............................. 64
Section 7.5.       Delay or Omission in Exercise of Rights Not
                            Waiver of Default................................................ 66
Section 7.6.       Rights of Holders of Majority in Principal Amount
                      of Debentures to Direct Trustee and
                            Waive Defaults................................................... 66
Section 7.7.       Trustee to Give Notice of Defaults Known to it,
                            but May Withhold in Certain Circumstances........................ 67
Section 7.8.       Requirement of an Undertaking to Pay Costs in
                            Certain Suits Under Indenture or Against
                            Trustee.......................................................... 68
Section 7.9.       Company Covenants......................................................... 68



                                       iv





                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

Section 8.1.       Duties of Trustee Prior to and After Event of
                            Default.......................................................... 69
Section 8.2.       Rights of Trustee......................................................... 70
Section 8.3.       Trustee Not Liable for Recitals in Indenture or
                            in Debentures.................................................... 72
Section 8.4.       Trustee, Paying Agent, Conversion Agent or
                            Debenture Registrar May Own Debentures........................... 72
Section 8.5.       Moneys Received by Trustee to be Held in Trust............................ 73
Section 8.6.       Trustee Entitled to Compensation, Reimbursement
                            and Indemnity.................................................... 73
Section 8.7.       Right of Trustee to Rely on Certificate of
                            Officers of Company Where no Other
                            Evidence Specifically Prescribed................................. 74
Section 8.8.       Conflict of Interest...................................................... 74
Section 8.9.       Requirements for Eligibility of Trustee................................... 75
Section 8.10.      Resignation or Removal of
                            Trustee.......................................................... 75
Section 8.11.      Acceptance by Successor to Trustee........................................ 77
Section 8.12.      Successor to Trustee by Merger, Consolidation or
                            Succession to Business........................................... 78
Section 8.13.      Trustee as a Creditor..................................................... 78

                                   ARTICLE IX
                         CONCERNING THE DEBENTUREHOLDERS

Section 9.1.       Evidence of Action by Debentureholders.................................... 84





                                       v





Section 9.2.       Proof of Execution of Instruments and of Holding
                            of Debentures.................................................... 85
Section 9.3.       Who May be Deemed Owners of Debentures.................................... 86
Section 9.4.       Debentures Owned by Company or Controlled or
                            Controlling Companies Disregarded for
                            Certain Purposes................................................. 86
Section 9.5.       Action by Debentureholders Binds Future Holders........................... 87

                                    ARTICLE X
                           DEBENTUREHOLDERS' MEETINGS

Section 10.1.      Purposes for Which Meetings May be Called................................. 87
Section 10.2.      Manner of Calling Meetings................................................ 88
Section 10.3.      Call of Meetings by Company or Debentureholders........................... 88
Section 10.4.      Who May Attend and Vote at Meetings....................................... 89
Section 10.5.      Regulations May be Made by Trustee........................................ 89
Section 10.6.      Manner of Voting at Meetings and Record to be Kept........................ 90
Section 10.7.      Exercise of Rights of Trustee or Debentureholders
                            May Not be Hindered or Delayed by Call
                            of Meeting of Debentureholders................................... 91
Section 10.8.      Notice to Debentureholders................................................ 92

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

Section 11.1.      Purposes for Which Supplemental Indentures May be
                            Entered into Without Consent of
                            Debentureholders................................................. 92




                                       vi




Section 11.2.      Modification of Indenture with Consent of Holders
                            of 66-2/3% in Principal Amount of
                            Debentures....................................................... 93
Section 11.3.      Effect of Supplemental Inden-
                            tures............................................................ 95
Section 11.4.      Debentures May Bear Notation of Changes................................... 95
Section 11.5.      Opinion of Counsel........................................................ 95

                                   ARTICLE XII
                             CONSOLIDATION OR MERGER

Section 12.1.      When Company May Merge, Etc............................................... 96
Section 12.2.      Successor Corporation..................................................... 97

                                  ARTICLE XIII
                           SUBORDINATION OF DEBENTURES

Section 13.1.      Agreement of Debentureholders that Debentures
                            Subordinate to All Senior Indebtedness........................... 97
Section 13.2.      Company Not to Make Payment with Respect to
                            Debentures in Certain Circumstances.............................. 98
Section 13.3.      Debentures Subordinated to Prior Payment of All
                            Senior Indebtedness on Dissolution,
                            Liquidation or Reorganization of the
                            Company.......................................................... 99
Section 13.4.      Debentureholders to be Subrogated to Right of
                            Holders of Senior Indebtedness................................... 101
Section 13.5.      Obligations of Company Unconditional...................................... 101
Section 13.6.      Trustee Entitled to Assume Payments Not
                            Prohibited in Absence of Notice.................................. 102




                                      vii




Section 13.7.      Application by Trustee of Monies Deposited................................ 103
Section 13.8.      Subordination Rights Not Impaired......................................... 104
Section 13.9.      Trustee to Effectuate Subordination....................................... 104
Section 13.10.     Rights of Trustee as Holder of Senior Indebtedness........................ 105
Section 13.11.     Article Thirteen Not to Prevent Event of Default.......................... 105

                                   ARTICLE XIV
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                DEPOSITED MONEYS

Section 14.1.      Satisfaction and Discharge of Indenture................................... 105
Section 14.2.               Application by Trustee of Funds Deposited for
                            Payment of Debentures............................................ 107
Section 14.3.               Repayment of Moneys Held by Paying Agent......................... 107
Section 14.4.      Moneys Deposited for Redemption of Debentures
                            Subsequently Converted to be Returned to
                            Company.......................................................... 107
Section 14.5.      Payment of Deposited Money to Company After Lapse
                            of Time.......................................................... 108

                                                                                              108

                                   ARTICLE XV
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

Section 15.1.      Immunity of Incorporators, Stockholders, Officers
                            and Directors.................................................... 108

                                   ARTICLE XVI
                           RIGHT TO REQUIRE REPURCHASE
                                                                                              109



                                      viii




Section 16.1.      Right to Require Repurchase............................................... 109
Section 16.2.      Notice; Method of Exercising
                            Repurchase Right 110
Section 16.3.      Deposit of Repurchase Price............................................... 112
Section 16.4.      Debentures Not Repurchased on Repurchase Date............................. 112
Section 16.5.      Debentures Repurchased in Part............................................ 112
Section 16.6.      Purchase of Warrants...................................................... 113

                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS
                                                                                              113
Section 17.1.      Successors and Assigns of Company Bound by
                            Indenture........................................................ 113
Section 17.2.      Acts of Board, Committee or Officer of Successor
                            Corporation Valid................................................ 113
Section 17.3.      Surrender of Powers by Company............................................ 113
Section 17.4.      Required Notices or Demands May be Served by Mail......................... 114
Section 17.5.      Indenture and Debentures to be Construed in
                            Accordance with Laws of State of New York........................ 114
Section 17.6.      Officers' Certificate and Opinion of Counsel to
                        be Furnished upon Applications or
                            Demands by Company............................................... 114
Section 17.7.      Payments Due on Non-Business Days......................................... 116
Section 17.8.      Effect of Invalidity of Provisions........................................ 116
Section 17.9.      Execution of Counterparts................................................. 116

EXHIBIT A          FORM OF REGISTERED DEBENTURE


                                       ix





                  INDENTURE, dated as of June 24, 1996, between Palomar Medical Technologies, Inc. (the "Company"), a Delaware corporation having its principal office at 66 Cherry Hill Drive, Beverly, Massachusetts 01915, and American Stock Transfer & Trust Company, a New York corporation, as Trustee (the "Trustee").


                             RECITALS OF THE COMPANY


                  WHEREAS, the Company is empowered to issue debentures for any of the objects and purposes of the Company;

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the creation of an issue of its 4.5% Convertible Subordinated Debentures due 2003 (the "Debentures") of substantially the same tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, all acts and things necessary to be done by the Company to make the Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company upon payment therefor by the purchasers thereof, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, respectively have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Debentures are and are to be authenticated, issued and delivered, and for and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures as follows:




                                       1





                                       I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                   I.1.        Definitions.

                  "Additional Payments" has the meaning specified in Section 2.2(b).

                  "Affiliate"  means,  when used with reference to any specified
Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership or voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

                  "Agent" has the meaning specified in Section

2.6.

                  "Antidilution Factor" means a number that is initially equal to one and that may be adjusted from time to time as provided in Section 4.5.

                  "Authorized Newspaper" means, so long as the Debentures are listed on a securities exchange and such exchange so requires, a newspaper published in the city in which such securities exchange is located; provided that for so long as the Debentures are listed on the Luxembourg Stock Exchange, "Authorized Newspaper" shall include the Luxembourg Wort; provided, further, that if, because of temporary or permanent suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or, in the opinion of the Trustee, impracticable to make reasonable publication of any notice required herein in a newspaper published in the city in which the securities exchange is located, then "Authorized Newspaper" shall mean any publication in an English language newspaper of general circulation.



                                       2




                  "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended (11 U.S.C. 101 et seq.).

                  "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of such Board of Directors.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law, executive order or regulation to close, in the Borough of Manhattan, The City of New York and, with respect to any payment on the Debentures, if there is a Paying Agent in Luxembourg, in Luxembourg and, with respect to any other place of payment, in such other place of payment.

                  "Capitalized Lease Obligations" means, with respect to any Person, any Indebtedness of such Person represented by obligations under a lease or other rental agreement that are required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness for purposes hereof shall be the capitalized amount of such obligations as determined in accordance with GAAP on a consolidated basis.

                  "Change of Control" has the meaning specified in Section 16.1.

                  "Closing Price" for any day means the last reported sale price of the Common Stock, regular way, on such day or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, regular way, on such day, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any




                                       3




New York Stock Exchange member firm selected from time to time by the Company for that purpose. If the Common Stock is not listed or admitted to trading on any national securities exchange, quoted on such National Market System or listed in any list of bid and asked prices in the over-the-counter market, "Closing Price" shall mean the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common  Stock" or "Shares"  means the Common Stock,  $.01 par value, of the Company as presently authorized by its Certificate of Incorporation or any other stock of the Company into which such Common Stock may hereafter be changed from time to time.

                  "Company" means the Person named as such in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company   Conversion   Percentage  Factor"  has  the  meaning
specified in Section 4.2.

                  "Company  Conversion  Price"  has  the  meaning  specified  in
Section 4.2.

                  "Continuing Director" means at any date a member of the Board of Directors who (i) was a member of the Board of Directors for the period of 24 months prior to such date or (ii) was nominated for election or elected to the Board of Directors with the affirmative vote of at least two-thirds of the Continuing Directors.

                  "Contractual Obligation" of any Person means any provision of any agreement, instrument, Security or under-




                                       4



taking to which such Person is a party or by which it or any of the property owned by it is bound.

                  "Conversion Agent" has the meaning specified in Section 2.6.

                  "Conversion Notice" has the meaning specified in Section 4.3.

                  "Conversion Price" means Holder Conversion Price and Company Conversion Price, as applicable.

                  "Debenture  Conversion  Shares" has the meaning  specified  in
Section 4.1

                  "Debentures" has the meaning specified in the first recital of this Indenture and more particularly means any of the Debenture authenticated and delivered under this Indenture.

                  "Default" means any event, act or condition the occurrence of which is, or after notice or the passage of time or both would be, an Event of Default.

                  "Dollar," "U.S.$," "United States dollar" or the sign "$" means a Dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "Event of Default" has the meaning specified in Section 7.1.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, and any successor statute thereto.

                  "Exchange  Rate  Factor" has the meaning  specified in Section
4.1.

                  "Existing Control Group" means the Principal Shareholders as of the date of this Indenture.




                                       5




                  "GAAP" means generally accepted accounting principles set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or such other statements by any such other entity as may be approved by a significant segment of the accounting profession in the United States, and which are applicable to the circumstances as of the date of this Indenture.

                  "Guaranty" means any contractual obligation, contingent or otherwise, of a Person with respect to any Indebtedness or other obligation or liability of another Person, including without limitation, any such Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or any agreement to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make any payment other than for value received.

                  "Holder," "Debentureholder," "holder of Debentures" or other similar terms mean any Person that is the registered holder of any Debenture on the books of the Company.

                  "Holder Conversion Price" has the meaning specified in Section 4.1.

                  "Indebtedness" means (i) any liability of any Person (A) for borrowed money, or (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation and a letter of credit) whether issued in connection with the acquisition of any property, assets (other than inventory or similar property acquired in the ordinary course of business) or



                                       6





ties, or otherwise, (ii) Capitalized Lease Obligations of any Person, (iii) any Guaranty of any liability of others described in the preceding clause (i) or
(ii), and (iv) any amendment, renewal, extension or refunding of any liability of the types referred to in clauses (i), (ii) and (iii) above.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Independent Director" means a Person serving as a member of the Board of Directors who is not an officer or employee of the Company or a Subsidiary or owner, directly or through an Affiliate of such Person, of in excess of 5% of the outstanding Common Stock of the Company or a Subsidiary or who has a relationship with the Company or a Subsidiary that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director, including, without limitation, any Person who is a party directly or indirectly to a material agreement or transaction or series of transactions with the Company or a Subsidiary.

                  "Initial Closing Date" means the first date on which the offering of Debentures is closed.

                  "Interest Expense" means, for any period and for any Person, the total interest expense of such Person and its Subsidiaries for such period, including, without limitation, interest expense attributable to Capitalized Lease Obligations in accordance with GAAP, all capitalized interest, all commissions, discounts and other fees and charges owed with respect to bankers' acceptance financing, and total interest expense, whether shown as interest expense, all as determined on a consolidated basis in accordance with GAAP.



                                       7



                  "Interest Payment Date" has the meaning specified in Section 2.2.

                  "Lien" means any mortgage, pledge, security interest, security deposit, encumbrance, lien or charge of any kind, including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any applicable jurisdiction.

                  "Luxembourg Stock Exchange" means the Bourse de Luxembourg.

                  "Noon Buying Rate" means the exchange rate for one U.S. dollar expressed in Swiss Francs, based upon the noon buying rate in New York City for cable transfers in Swiss Francs, as certified for customs purposes by the Federal Reserve Bank of New York.

                  "Offering Memorandum" means the final Offering Memorandum dated June 24, 1996 pursuant to which the Debentures were initially offered and sold.

                  "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Chief Executive Officer, the Chief Financial Officer, or the Treasurer of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers or by an Officer and the Secretary, an Assistant Treasurer or an Assistant Secretary of the Company.

                  "Opinion of Counsel" means a written opinion from independent legal counsel who is acceptable to the Trustee.

                  "Outstanding" means, with respect to the Debentures as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:



                                       8



                  (i)  Debentures   theretofore   canceled  by  the  Trustee  or
delivered to the Trustee for cancellation;

                  (ii) Debentures, or portions thereof, for whose payment money or securities in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures; provided that, if such Debentures are to be redeemed (as provided in Article Three), notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture; provided that in determining whether the Holders of the requisite principal amount of Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Debentures that the Trustee knows to be so owned shall be so disregarded. Debentures so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any Affiliate of the Company.

                  "Paying Agent" has the meaning specified in Section 2.6.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.



                                       9



                  "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.9 in exchange for or in lieu of a mutilated, lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Debenture.

                  "Principal Shareholders" means all Persons who are both (x) members of, or enjoy representation on, the Board of Directors as of the date of this Indenture, and (y) as of the date or this Indenture are the ultimate beneficial owners of shares of the Company's Common Stock, until such time as such Persons, together, cease to have beneficial ownership of at least 25% of the combined voting power of the Voting Stock of the Company.

                  "Record Date" has the meaning specified in Section 2.2(a).

                  "Register" has the meaning specified in Section 2.8.

                  "Registrar" has the meaning specified in Section 2.6.

                  "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

                  "Requirement of Law" for any Person means the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer" means, with respect to the Trustee, the chairman or vice-chairman of the board of directors or trustees, the chairman of the executive committee, the chairman of the trust committee, the presi-




                                       10



dent, any vice-president, the secretary, the treasurer, any trust officer, the cashier, any second or assistant vice-president, any assistant trust officer, any assistant secretary, any assistant treasurer, any assistant cashier, or any other officer or assistant officer of the Trustee customarily performing such functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Reset Date" has the meaning specified in Section 4.1.

                  "Securities Act" means the United States Securities Act of 1933, as amended, and any successor statute.

                  "Security" shall have the same meaning as in Section 2(1) of the Securities Act.

                  "Senior Indebtedness" means all loans, advances, reimbursement obligations regarding letters of credit, liabilities, covenants and duties existing on the date hereof or arising from time to time hereafter and renewals, extensions and refundings of any such indebtedness, that are secured, whether for principal, premium or interest or otherwise, of the Company to any bank or other lending institution, whether direct or indirect, absolute or contingent, due or to become due, including, without limitation, (a) any debt, liability or obligation owing from the Company to others which such bank or other lending institution may have obtained by assignment, pledge, purchase, or otherwise, (b) any overdraft or overadvance to the Company, and (c) all interest, charges, expenses and attorney's fees for which the Company is now or hereafter becomes liable to any such bank or other lending institution under any agreement or by law; unless the instrument or instruments creating, evidencing or securing any such indebtedness or pursuant to which the same is outstanding, provide that such indebtedness is not superior in right of payment to the Debentures.

                  "Sinking  Fund  Payment  Date" has the  meaning  specified  in
Section 3.6 (a).



                                       11




                  "Sinking Fund Redemption  Price" has the meaning  specified in
Section 3.6 (a).

                  "Stock Price Factor" has the meaning specified in Section 4.1.

                  "Subsidiary" means, with respect to any Person, (i) any corporation of which 50% of more of the combined voting power of the outstanding Voting Stock is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

                  "Swiss Franc" or the abbreviation "SF" means a Swiss Franc or other equivalent unit in such coin or currency of Switzerland as at the time shall be legal tender for the payment of public and private debts.

                  "Taxes" means any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including, without limitation income, gross receipts, excise, property, sales, transfer, license, payroll, withholding, social security, and franchise taxes, now or hereafter imposed or levied by the United States of America or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and other similar liabilities with respect thereto.

                  "Total Liabilities" means, as of any date, the amount at which all of the liabilities of such Person should be shown in accordance with GAAP on a balance sheet of such Person at such date, all as determined on a consolidated basis.


                                       12



                  "Trust Indenture Act" means the United States Trust Indenture Act of 1939 including any successor act thereto, as it may be amended from time to time, and includes the rules and regulations of the Commission thereunder.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  A "Unit" consists of SF 1,000 principal amount of Debentures and 24 Warrants.

                  "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "United States Alien" means any Person who, as to the United States, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                  "United States Person" means (1) any natural person resident in the United States, (2) any partnership or corporation organized or incorporated under the laws of the United States, (3) any estate of which any executor or administrator is a United States Person, (4) any trust of which any trustee is a United States Person, (5) any agency or branch of a foreign entity located in the United States, (6) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States and
(7) any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a United States Person principally for the purpose of investing in securities not registered under the Securi-



                                       13



ties Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.

                  "Voting Stock" means the securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors of such corporation or Persons performing similar functions.

                  "Warrant" means the nondetachable security issued pursuant to a Warrant Agreement, dated as of June 24, 1996, between the Company and American Stock Transfer & Trust Company and offered in lots of 24 Warrants per Unit, that entitles the holder to purchase one share of Common Stock per Warrant.

                  I.2.     Trust Indenture Act.

                  This Indenture has not been registered under, and is not subject to any of the protections of, the Trust Indenture Act of 1939.

                  I.3.     Rules of Construction.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (1) the  terms  defined  in  this  Article  have  the
meanings assigned to them in this Article, and include the plural as well as the singular;

                           (2)  or is not exclusive;

                           (3) all other terms used herein  which are defined in
the Trust Indenture Act, or which are by reference in such Act defined in the Securities Act, have the meanings assigned to them therein;

                           (4) all accounting terms not otherwise defined herein
have the meaning assigned to them in accordance with GAAP;



                                       14



                           (5)  unless  the  context  otherwise  requires,   any
reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

                           (6) the words "herein,"  "hereof" and "hereunder" and
other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                           (7)  provisions   apply  to  successive   events  and
transactions.

                                       II

                               FORM OF DEBENTURES

                  II.1.    Title and Terms.

                  The Debentures shall be designated as 4.5% Subordinated Convertible Debentures due 2003 and shall not exceed the aggregate principal amount of Twenty-Five Million Swiss Francs (SF 25,000,000).

                  The Debentures shall be issued as part of Units, each consisting of SF 1,000 principal amount of Debentures and 24 Warrants. A minimum of 10,000 Units and a maximum of 25,000 Units shall be offered.


                  II.2.    Date of Debentures and Denomi
                           nations; Payment of Interest.

         (a) Denominations and Payment Generally.

         The Debentures shall be issuable in fully registered, certificated form, without coupons, in denominations of SF 1,000 and any integral multiples thereof.

                  The Debentures shall be dated as of the date of authentication and shall bear interest at the rate of 4.5% per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31 in each year (each an




                                       15





"Interest Payment Date"), commencing on September 30, 1996, to the Holders thereof as of the March 15, June 15, September 15 or December 15, as the case may be, next preceding such Interest Payment Date (each, a "Record Date").

                  The interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months and in any case where the date for any payment on the Debentures is not a Business Day, such payment may be made on the next succeeding Business Day and have the same force and effect as if made on such original payment date, and no interest shall accrue for the period from and after such original payment date. The principal, or premium, if any, and interest on the Debentures shall be payable in Swiss Francs. At the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Register.

                  The Person in whose name any Debenture is registered at the close of business on the Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Debenture upon any transfer, exchange or conversion thereof subsequent to such Record Date and prior to such Interest Payment Date; provided that if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names the Debentures are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the Holders of Debentures not less than 15 days preceding such subsequent record date, such Record Date to be not less than five days preceding the date of payment of such defaulted interest. Notwithstanding the foregoing, such defaulted interest may be paid at any time in any other lawful manner not inconsistent with the terms of the Debentures or the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange.

                  If any Debenture or portion thereof is called for redemption on a redemption date after the close of




                                       16




business on the Record Date preceding an Interest Payment Date and notice of such redemption has been mailed and funds for such redemption have been duly provided, interest accrued to the redemption date on such Debenture or portion so called shall be paid only against surrender of the Debenture for redemption in accordance with said notice.

                  (b)Additional Payments. Subject to the Company's rights as set forth in Section 3.1(b), the Company shall pay to any "United States Alien" certain customary additional amounts in the event of changes in the United States income tax laws affecting withholding taxes on payments under the Debentures ("Additional Payments"), in order that every new payment of principal and interest on such Debenture, after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the government of the United States or any state thereof or by any authority or agency thereof shall not be less that the amount provided for in such Debenture to be then due and payable, subject to certain customary exceptions. The Company shall provide customary indemnification for Holders affected by the foregoing.

                  If the Company is required to make additional payments to Holders thereof by reason of deductions or withholdings for or on account of any taxes, assessments or other governmental charges (the "withholding taxes"), the Company shall deliver to the Trustee for delivery to the Holders at the time of any such payment a statement specifying the amount of taxes so paid by the Company as additional interest. The Company covenants that if the Company or the Trustee is required by law to make any deduction or withholding on payments of principal of or interest on the Debentures for or on account of any withholding taxes, the Company shall furnish to the Trustee and the Paying Agent, at least five Business Days prior to the date on which the first payment of principal or interest is due with respect to the Debentures as to which such deduction or withholding applies (and at least five Business Days prior to each date of payment of principal or interest thereafter if there has been any change with respect to the matters set forth in the below-mentioned




                                       17




certificate), a certificate of an Officer of the Company giving instructions as to whether payment of the amounts due on such date shall be made without any such deduction or withholding and specifying the amount, if any, so required to be deducted or withheld and certifying that the Company shall pay such deduction or withholding; the Company shall, prior to the due date for the payment thereof, pay any such withholding tax, together with any penalties or interest applicable thereto; and within 15 days after paying such withholding tax, penalties or interest, the Company shall deliver to the Trustee the evidence of such payment and of the remittance thereof to the relevant taxing or other authority. In the absence of any such certification, the Trustee and the Paying Agent shall make payments to Holders of Debentures and coupons without deduction or withholding.

                  The Company hereby agrees to indemnify the Trustee and the Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part, arising out of or in connection with actions taken or omitted by either of them in reliance on any certificate furnished pursuant to this Section 2.2(b) or the failure of the Trustee for any reason (other than its own negligence or willful misconduct) to receive on a timely basis such Officer's certificate or any information or documentation requested by it or otherwise required by applicable law or regulations to be obtained, furnished or filed in respect of withholding tax pursuant to the first paragraph of this Section 2.2(b). Any Officer's certificate required by this Section 2.2(b) to be provided to the Trustee shall be deemed to be duly provided if telecopied to the Trustee.

                  II.3     Ranking of Debentures.

                  The Debentures shall constitute general unsecured obligations of the Company and shall be subordinated as provided in Article XIII.

                  II.4     Execution and Authentication of Debentures.





                                       18



                  The Debentures shall be signed on behalf of the Company by, or bear the facsimile signature of its Chairman or President, under its corporate seal. Such facsimile signatures may be imprinted or otherwise reproduced on the Debentures. In case any officer of the Company who shall have signed any Debenture shall cease to be such officer before the Debenture so signed shall have been authenticated and delivered by the Trustee or disposed of the Company, such Debenture nevertheless may be authenticated and delivered or disposed of as though the person who signed the Debenture had not ceased to be such officer of the Company. The seal of the Company may be in the form of a facsimile of the seal of the Company and may be impressed, affixed, imprinted or otherwise reproduced on the Debentures.

                  Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth in Exhibit A to this Indenture, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Debenture executed by the Company shall be conclusive evidence that the Debenture has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  The Trustee shall, upon receipt of an Officer' Certificate directing it do so, authenticate Debentures for original issue up to an aggregate principal amount as stated in Section 2.1. The aggregate principal amount of Debentures outstanding at any time may not exceed such amount, except as otherwise provided in this Indenture.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Debentures. An authenticating agent may authenticate Debentures whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.




                                       19




                  Unless  otherwise  specifically  provided  herein  or  in  the
Debentures, any order, certificate, notice, request, direction or other communication from the Company made or given by the Company under any provision of this Indenture shall be sufficient if signed by an Officer of the Company.

                  II.5.     Form of Debentures and Trustee's Certificate.

                  The Debentures and the Trustee's certificate of authentication shall be engraved, lithographed or printed, and shall be substantially as set forth in Exhibit A to this Indenture and made a part hereof and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Debentures may be listed, or to conform to usage.

                  II.6.     Registrar, Paying Agent, and Conversion Agent.

                  The Company shall maintain an office or agency where the Debentures may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Debentures may be presented for payment (the "Paying Agent"), and an office where Debentures may be presented for conversion (the "Conversion Agent"). The Registrar shall keep a register of the Debentures and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents, and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.

                  The Registrar, the Paying Agent, and the Conversion Agent are sometimes referred to herein as the "Agents." The Agents have the powers and authority grant-




                                       20




ed to and conferred upon them herein and in the Debentures and such further powers and authority, acceptable to them, as the Company may hereafter respectively grant to or confer upon them. The Company reserves the right to vary or terminate the appointment of the Registrar or any Conversion or Paying Agent, or to appoint additional or other registrars or conversion or paying agents, or to approve any change in the office through which the Registrar or any such agent acts, provided that there shall at all times be a Registrar in New York City and a Paying Agent and Conversion Agent in one or more European cities which, so long as the Debentures are listed on the Luxembourg Stock Exchange and so long as the Luxembourg Stock Exchange so requires, shall include Luxembourg.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. Such agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, or Conversion Agent, the Trustee shall act as such.

                  The Company initially appoints the Trustee as Registrar. The Company has initially appointed Banca Commerciale Lugano as Paying Agent and Conversion Agent for the purposes set forth in this Indenture. The Paying Agent and Conversion Agent in acting hereunder shall be subject at all times and in all respects to the directions of the Trustee, subject to and in accordance with applicable laws, and shall be responsible solely to the Trustee. The Paying Agent and Conversion Agent may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Company at least 60 days prior to the date on which such resignation is to become effective. The Company shall, promptly after receiving such notice, appoint a substitute paying agent and conversion agent which shall thereafter be the Paying Agent and Conversion Agent hereunder. Whenever the Company in its discretion determines that it is in the best interest of the Holders to do so, it may appoint a substitute paying agent and conversion agent, which shall thereafter be the Paying Agent and Conversion Agent hereunder. Each such




                                      21




substitute paying agent and conversion agent shall deliver to the Company forthwith upon its appointment an acceptance of such appointment satisfactory in form and substance to the Company. Immediately upon any such change, the Company shall inform the Trustee, which shall thereafter cause prompt notice thereof in writing to be provided to all Holders.

                  Upon the appointment of any successor trustee hereunder, the Paying Agent and Conversion Agent then acting hereunder shall forthwith become, without any further act or writing, subject to the direction of such successor trustee and the appointment of such successor trustee shall in no way impair the authority of the Paying Agent and Conversion Agent hereunder; but the successor trustee so appointed shall, nevertheless, on the written request of the Paying Agent and Conversion Agent, execute and deliver to the Paying Agent and Conversion Agent all such instruments as may be proper to give to the Paying Agent and Conversion Agent full and complete power and authority as agent hereunder of such successor trustee.

                  Each of the Agents shall be obligated to perform such duties and only such duties as are herein and in the Debentures specifically set forth and as are required by applicable law and no implied duties or obligations shall be read into this Indenture or the Debentures against the Agents. Upon notice to the Company, none of the Agents shall be under any obligation to take any action hereunder which may tend to involve them in any expense or liability, the payment of which within a reasonable time is not, in their reasonable opinion, assured to them.



                                       22



                  II.7.     Paying Agent to Hold Money in Trust.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that, subject to Article XIII, the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Debentures, and shall notify the Trustee of any default by the Company or any other obligor upon the Debentures in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.



                                       23




                  II.8.     Exchange, Registration and Transfer of Debentures.

                  The Company shall keep, or cause to be kept, at the office or agency to be maintained by the Company as provided in Section 2.6, a "Register" or "Registers" in which, subject to such reasonable regulations as it may prescribe, it shall register all Debentures and transfers and exchanges of Debentures. The Registrar shall keep records of the Debentures at its office in New York City, which records shall indicate the dates on which any Debentures have been redeemed or otherwise paid, canceled or, in the case of mutilated, defaced, destroyed, stolen or lost Debentures, replaced and the dates on which interest on Debentures has been paid. Upon surrender at such office or agency of any Debentures for registration of transfer, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debenture or Debentures for the same aggregate principal amount, and no registration of transfer of any Debentures shall be valid as against the Company or the Trustee unless made at such office or agency.

                  The authorized denominations of Debentures shall be interchangeable in equal aggregate principal amounts. Debentures to be exchanged shall be surrendered at the office or agency to be maintained by the Company for the purpose as provided in Section 2.6, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Debenture or Debentures that the Holder making the exchange shall be entitled to receive.

                  The Registrar may decline to effect any exchange or transfer of Debentures during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Debentures or the redemption of the Debentures.

                  The Debentures have not been registered under the Securities Act in reliance upon Regulation S.



                                       24



                  Each Debenture issued under this Indenture (and all Debentures issued under the transfer thereof, in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

THE DEBENTURE(S) REPRESENTED HEREBY ARE EACH PART OF A NONDETACHABLE UNIT, EACH UNIT CONSISTING OF ONE SF 1,000 PRINCIPAL AMOUNT 4.5% CONVERTIBLE SUBORDINATED DEBENTURE AND 24 COMMON STOCK PURCHASE WARRANTS. SAID DEBENTURE AND WARRANTS MAY NOT BE TRANSFERRED OR TRADED SEPARATELY, AND ANY PURPORTED TRANSFER OF EITHER OF SUCH SECURITIES SEPARATELY FROM THE OTHER SHALL BE VOID AND SHALL NOT BE
RECORDED ON THE BOOKS AND RECORDS OF THE COMPANY. DEBENTURES MAY ONLY BE CONVERTED IN THEIR ENTIRETY; AND EACH DEBENTURE TO BE CONVERTED MUST BE ACCOMPANIED BY THE RELATED 24 WARRANTS FOR EXERCISE OR CANCELLATION IN ACCORDANCE WITH THE TERMS THEREOF.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO REGULATION S, AN EXEMPTION FROM REGISTRATION PURSUANT TO THE PROVISIONS UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE TRANSFERRED, OFFERED OR SOLD PRIOR TO THE END OF THE FORTY (40)-DAY PERIOD (THE "RESTRICTED PERIOD") COMMENCING ON THE LATER OF (I) THE DATE THE SECURITIES ARE FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) OR (II) THE DATE OF THE FINAL CLOSING OF THE OFFERING OF THE SECURITIES BY THE COMPANY, UNLESS SUCH TRANSFER, OFFER OR SALE (I) IS MADE IN AN "OFFSHORE TRANSACTION" AND NOT TO A "U.S. PERSON" (OTHER THAN A "DISTRIBUTOR") (AS SUCH TERMS ARE DEFINED IN REGULATION S) OR (II) IS MADE PURSUANT TO REGISTRATION OR AN APPLICABLE EXEMPTION UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE SOLD EXCEPT PURSUANT TO THE TERMS AND CONDITIONS OF THE OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

BY REQUESTING THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AFTER THE RESTRICTED PERIOD, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IF SUCH TRANSFER IS MADE TO A U.S. PERSON, THAT AT THE TIME OF SUCH TRANSFER



                                       25




THE HOLDER IS NOT AN "AFFILIATE" OF THE COMPANY (AS SUCH TERM IS DEFINED IN THE SECURITIES ACT) OR AN "UNDERWRITER" OR "DEALER" (AS SUCH TERMS ARE DEFINED IN THE SECURITIES ACT), HAS NOT ENGAGED IN ANY SHORT SALES OR SIMILAR HEDGE TRANSACTIONS WITH RESPECT TO THE COMPANY'S SHARES OF COMMON STOCK DURING THE RESTRICTED PERIOD, IS NOT A "DISTRIBUTOR" AND SUCH TRANSFER IS NOT BEING MADE AS PART OF A PLAN OR SCHEME TO EVADE THE REGISTRATION PROVISIONS OF THE SECURITIES ACT.

                  All Debentures presented or surrendered for registration of transfer or exchange, shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the registered Holder or his attorney duly authorized in writing.

                  For any exchange or registration of transfer of Debentures, the Company, at its option, may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge that may be imposed in relation thereto. No service charge shall be made for any such transaction.

                  II.9.     Mutilated, Destroyed, Lost or Stolen Debentures.

                  In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture or in lieu of and substitution for the Debenture so destroyed, lost or stolen.

                  In every case, the applicant for a substituted Debenture shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them, and, if requested, any Paying Agents, any Conversion Agents and Debenture Registrars of the Company, harmless from all risk, and the applicant shall also furnish to the Company and to the Trustee evidence to



                                       26




their satisfaction of the mutilation, destruction, loss or theft of the applicant's Debenture and of the ownership thereof. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses, including counsel fees, of the Company, the Trustee, and any Paying Agent, any Conversion Agent or Debenture Registrar, connected therewith.

                  In case any Debenture, the principal amount of which has become due and payable, shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as it may require to save it harmless, and evidence to the satisfaction of the Company of the mutilation, destruction, loss or theft of such Debenture and of the ownership thereof.

                  Every Debenture issued pursuant this Section 2.9 in substitution for any Debenture that is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereinafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  II.10.     Cancellation of Surrendered Debentures.

                  All  Debentures   surrendered  for  the  purpose  of  payment,
redemption,  conversion,  exchange or  transfer,  in




                                       27




whole or in part, shall be canceled and delivered to the Trustee, or, if surrendered to the Trustee, shall be canceled by it, and no Debentures shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company, the Trustee shall deliver to the Company canceled Debentures held by the Trustee. With the consent of the Company, the Trustee may destroy canceled Debentures and deliver a certificate of destruction to the Company. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are canceled and delivered to the Trustee or surrendered to the Trustee for cancellation.

                  II.11. Provisions of Indenture and Debentures for Sole Benefit of Persons Identified.

                  Nothing in this Indenture or in the Debentures, expressed or implied, shall give or be construed to give to any Person other than the parties hereto, the Conversion Agent, the Paying Agent, the Registrar, the Holders of the Debentures and, to the extent provided in Article XIII hereof, the holders of Senior Indebtedness, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all of covenants, conditions and provisions herein being for the benefit of the parties hereto, the Conversion Agent, the Paying Agent, the Registrar, the Holders of the Debentures and, to the extent provided in Article XIII hereof, the holders of Senior Indebtedness.

                  II.12.     Temporary Debentures.

                  Pending the preparation of definitive Debentures, the Company may execute, and upon written order of the Company the Trustee shall authenticate and deliver, temporary Debentures that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and



                                       28





with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

                  If temporary Debentures are issued, the Company shall cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at any office or agency of the Company designated pursuant to Section 2.6, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

                  II.13.    Appointment to Fill Vacancy in Office of Trustee.

                  The Company, whenever necessary to avoid or fill a vacancy in the office or Trustee, shall appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.


                                      III

                            REDEMPTION OF DEBENTURES

                  III.1.   Debentures Redeemable.

                        (a)The Debentures may be redeemed by the Company, as a whole or from time to time in part, at any time on or after the third anniversary of the Initial Closing Date and prior to maturity or conversion, at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest to the date fixed for redemption.



                                       29




                 (b)The Debentures may also be redeemed, at any time as a whole but not in part, at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest to the date fixed for redemption, if, as a result of any change in or amendment to the laws, regulations or published tax rulings of the United States, or any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to the Debentures, which change or amendment becomes effective on or after the Initial Closing Date or which change in official administration, application or interpretation shall not have been available to the public prior to such date and is notified to the Company on or after such date, it is determined by the Company that the Company would be required to pay any Additional Payments pursuant to Section 2.2(b) of this Indenture or the terms of any Debenture in respect of interest on the next succeeding Interest Payment Date. At the option of the Company, such redemption may be paid in cash or by delivery of shares of Common Stock in the manner described under Article XVI.

                  III.2.                    Mailing  of  Notice  of  Redemption;
                                            Selection of Debentures in Case Less
                                            Than All Debentures to be Redeemed.

                  Debentures may be redeemed only in integral multiples of SF 1,000, except to the extent that all remaining Debentures that are outstanding are redeemed.

                  Notice of redemption to the Holders of Debentures to be redeemed, in whole or in part, shall be given by providing prompt notice, not later than on the thirtieth day before the date fixed for redemption, to such Holders at their last addresses as they shall appear upon the books of the Company. Any notice that is provided in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered Holder receives the notice. In any case, failure to duly give notice as aforesaid, or any defect in the notice, to the Holder of any Debenture designated for redemption in



                                       30





part, shall not affect the validity of the redemption of any other Debenture.

                  Each such  notice of  redemption  (i) shall  specify  the date fixed for redemption, the aggregate principal amount of Debentures to be redeemed and the redemption price at which Debentures are to be redeemed, (ii) shall specify where payment of the redemption price is to be made, upon presentation and surrender of such Debentures, (iii) shall state that accrued and unpaid interest to the date fixed for redemption shall be paid as specified in said notice, that from and after said date interest thereon shall cease to accrue, and that the right to convert the principal of the Debentures so to be redeemed shall terminate at the close of business on the date fixed for redemption, (iv) shall state the then-applicable Holder Conversion Price, (v) shall state the name and address of the Conversion Agent, (vi) shall state the date and time as of which the Debentures being redeemed may no longer be converted pursuant to the Indenture, (vii) shall specify the paragraph of the Indenture pursuant to which the Debentures are being redeemed, and (viii) shall state that interest on the Debentures ceases to accrue on and after the redemption date (unless the Company shall default in the payment of the redemption price). If less than all the Debentures are to be redeemed, the notice to the Holders of Debentures to be redeemed shall specify the particular Debentures to be redeemed. In case any Debenture is to be redeemed in part only, the notice shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the redemption date, upon surrender of such Debenture, a new Debenture or new Debentures in principal amount equal to the unredeemed portion thereof shall be issued. Any notice to a Debentureholder designating all or a portion of such Holder's Debentures for redemption may, but need not, specify the serial number of the Debenture or Debentures to be redeemed, and any failure so to specify or any error in such specification shall not affect the validity of such designation. If any Debenture selected for partial redemption is converted in part for shares of Common Stock before the termination of such conversion right with respect to the portion of such Debenture so selected, the converted portion of such De-




                                       31




benture shall be deemed (so far as may be) to be the portion selected for redemption.

                  The Company shall give the Trustee written notice of any proposed redemption (or such lesser notice as shall be acceptable to the Trustee) at least thirty days prior to the date fixed for redemption, which notice shall set forth the aggregate principal amount of Debentures to be redeemed. If less than all the Debentures are to be redeemed, the Company, in its sole discretion, shall select the particular Debentures or parts thereof so to be redeemed according to such method as the Company shall in its sole discretion deem fair and appropriate.

                  On or before the date fixed for redemption, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the redemption price of, and the unpaid and accrued interest, if any, on all the Debentures that are to be redeemed on such date. The amount of money that the Company is obligated to deposit with the Trustee pursuant to the preceding sentence shall be reduced automatically by the amount attributable to any Debentures or portions thereof that have been called for redemption, repurchased or converted. Any money that has been deposited with the Trustee for redemption of Debentures but that is not in fact required for that purpose pursuant to the foregoing sentence shall (subject to any right of the Debentureholder of such Debenture or Predecessor Debenture to receive interest as provided in Section 2.2) be promptly repaid to the Company, and discharged from such trust, upon delivery to the Trustee (unless already in its possession) of such redeemed, repurchased or converted Debentures for cancellation.




                                       32



                  III.3.When Debentures Called for Redemption Become Due and
                        Payable.

                  If a notice of redemption shall have been given as provided in
Section 3.2, the Debentures or portions of Debentures specified in such notice shall become due and payable on the date and at the place stated in such notice at the redemption price, together with accrued and unpaid interest to the date fixed for redemption, and on and after such date (unless the Company shall default in the payment of such Debentures or portions thereof at the redemption price, together with accrued and unpaid interest to the date fixed for redemption, or unless such Debentures shall be duly surrendered for total or partial conversion and the Company shall default in the observance of its covenants in this Indenture contained in regard to such conversion), interest on the Debentures or portions of Debentures so called for redemption shall cease to accrue and any right to convert into Common Stock of the Company the principal of the Debentures or portions of Debentures so called for redemption shall terminate at the close of business on said date. On presentation and surrender of such Debentures on or after said date at the place specified in such notice, such Debentures shall be paid and redeemed by the Company at the applicable redemption price, together with accrued and unpaid interest to the date fixed for redemption. Installments of interest due on or prior to the date fixed for redemption shall continue to be payable to the Holders of such Debentures on the relevant Record Dates according to their terms and the provisions of Section 2.2.

                  III.4.Discharge of Company's Obligations Upon Deposit of
                        Redemption Moneys.

                  Anything contained in this Indenture to the contrary notwithstanding, if notice of redemption shall have been given as provided in
Section 3.2, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee or with any Paying Agent (other than the Company), for the benefit of the Holders of any



                                       33



of the Debentures called for redemption in whole or in part, funds (to be immediately available for payment) sufficient to redeem the Debentures to be redeemed on the date fixed for redemption, at the applicable redemption price, together with accrued and unpaid interest to the date fixed for redemption, then all obligations of the Company in respect of such Debentures shall cease and be discharged (except the obligation to issue shares of Common Stock of the Company upon conversion of Debentures on or prior to the redemption date in accordance with the terms of this Indenture and the Debentures), and the Holders of such Debentures shall thereafter be restricted exclusively to such funds for any and all claims of whatever nature on their part under this Indenture, or in respect of such Debentures (except with respect to any rights of conversion as above stated).

                  III.5.Issuance of Debentures for Unredeemed Portions of
                        Debentures.

                  Upon presentation of any Debenture that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in principal amount equal to the unredeemed portion of the Debenture so presented.

                  III.6.Sinking Fund

                  (a) Dates and Amounts of Sinking Fund Payments.
                  As and for a mandatory sinking fund, the Company covenants and agrees that it shall pay to the Trustee, not less than one Business Day, on or before the anniversary of the Initial Closing Date in each of the years 2000 to 2003 (each a "Sinking Fund Payment Date") an amount of money equal to 25% of the aggregate amount of Debentures originally issued at 100% of their principal amount together with accrued and unpaid interest thereon to the applicable Sinking Fund Payment Date. The cash amount of any sinking fund payment shall be subject to reduction as provided in Section 3.6(b). The Trustee shall apply cash sinking fund payments to the redemption of Debentures on the applicable Sinking Fund Payment Date.



                                       34




                  (b)Right to Satisfy Sinking Fund Payments with Debentures. In lieu of making all or any part of any mandatory sinking fund payment in cash, the Company may at its option deliver to the Trustee any Debentures theretofore acquired by the Company or redeemed by the Company (other than pursuant to this Section 3.6) or converted pursuant to Article IV, and the principal amount of such Debentures shall be credited against the principal amount portion of the mandatory sinking fund payment (and the interest portion shall be reduced as well, provided that the Company shall receive credit for any such Debenture only once).

                  (c)Redemption of Debentures for the Sinking Fund. On or before the sixtieth day prior to each Sinking Fund Payment Date, the Company shall deliver to the Trustee (i) a certificate signed by the treasurer or an assistant treasurer of the Company specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery of Debentures so acquired by the Company, and (ii) such Debentures, and the Company shall deliver to the Trustee any Debentures for which it is seeking credit. On or before the thirtieth day prior to each Sinking Fund Payment Date, the Company, in its sole discretion, shall select the Debentures or portions thereof to be redeemed on the next Sinking Fund Payment Date, and the Trustee shall cause notice of redemption of such Debentures on such Sinking Fund Payment Date to be given in the name of the Company and in the manner provided in Section 3.2 for the redemption of Debentures in part at the option of the Company, except that the notice of redemption shall state that such redemption is for sinking fund purposes, and on and after such Sinking Fund Payment Date the Trustee shall apply or cause to be applied such sinking fund moneys in the manner provided in Section 3.3 to the redemption of the Debentures so selected.




                                       35




                    (d)Effect of Redemption on Warrants. Holders of Debentures whose Debentures are redeemed through operation of the sinking fund will not be required to exercise the Warrants attached to such Debentures. However, any unexercised Warrants will expire upon such payment of the Debentures.

                                       IV

                            CONVERSION OF DEBENTURES

                  IV.1.Right of Debentureholders to Convert Debenture Into
                       Common Stock of Company.

                  The Debentures may be converted by Holders, in whole or in part, from time to time, commencing ninety days following the Initial Closing Date and on or before the close of business prior to the seventh anniversary of the Initial Closing Date, or the date of redemption (or if that day is not a Business Day, on the preceding Business Day), at any time on at least five days' written notice to the Company, at the conversion prices described herein (except that, in respect of any Debenture or Debentures, or portion thereof, called for redemption before such date pursuant to Article Three hereof, such right shall terminate at the close of business on the date fixed for such redemption unless the Company shall default in payment due upon redemption thereof) to convert, subject to the terms and provisions of this Article IV, the principal amount of any such Debenture or Debentures, or portion thereof as hereinafter provided, into (a) such whole number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (the "Debenture Conversion Shares") as determined by dividing (y) the principal amount of Debentures to be converted by
(z) the Holder Conversion Price, (b) an amount of money payable in Swiss Francs equal to the accrued and unpaid interest thereon to the date of conversion, and
(c) an amount of money equal to the value of the fractional share remainder, if any, resulting from the calculation described in clause (a) above, to be paid in Swiss Francs based on the Holder Conversion Price per share.




                                       36





                  "Holder Conversion Price" means the product of (w) the applicable Stock Price Factor, (x) the applicable Exchange Rate Factor, (y) the applicable Holder Conversion Percentage Factor and (z) the applicable Antidilution Factor.

                  "Stock Price Factor" means a factor, to be calculated by the Company with respect to each December 15, February 15, April 15, June 15, August 15, and October 15 (each a "Reset Date"), and to be applicable in the two full calendar months following the Reset Date, and equal to the average daily Nasdaq closing price per Share (or, if the Company is listed or quoted on an exchange in the United States other than Nasdaq, the closing price on such exchange), for the thirty trading days immediately preceding the applicable Reset Date; provided that in no event shall the Stock Price Factor be less than U.S. $12.00 (as adjusted, if required, as provided in Section 4.5), regardless of the actual Stock Price Factor otherwise determined.

                  "Exchange Rate Factor" means a factor, to be calculated by the Company with respect to each Reset Date, and to be applicable in the two full calendar months following the Reset Date, and equal to the average Noon Buying Rate (as defined below) for the thirty trading days immediately preceding the applicable Reset Date; provided that in no event shall the Exchange Rate Factor be less than 1.1175. "Noon Buying Rate" means the exchange rate for one U.S. dollar expressed in Swiss Francs, based upon the noon buying rate in New York City for cable transfers in Swiss Francs, as certified for customs purposes by the Federal Reserve Bank of New York.

                  "Holder Conversion Percentage Factor" means a conversion percentage, determined on the date notice of conversion is given, which shall be
(i) 100% until the day preceding the third anniversary of the Initial Closing Date, (ii) 95% from the third anniversary of the Initial Closing Date until the day preceding the fourth anniversary of the Initial Closing




                                       37




Date; (iii) 90% from the fourth anniversary of the Initial Closing Date until the day preceding the fifth anniversary of the Initial Closing Date; (iv) 85% from the fifth anniversary of the Initial Closing Date until the day preceding the sixth anniversary of the Initial Closing Date; and (v) 80% from the sixth anniversary of the Initial Closing Date until the seventh anniversary of the Initial Closing Date.

                  Debentures may be converted only in the principal amount thereof consisting of SF 1,000 or an integral multiple of SF 1,000. If any Debenture is converted in part, the Company, on surrender of such Debenture for conversion, shall execute such new Debenture or Debentures and shall deliver to the Trustee (a) the surrendered Debenture for cancellation, or if such Debenture has been duly cancelled by the Company, such duly cancelled Debenture, (b) such new Debenture or Debentures for authentication, and (c) unless the Trustee is a conversion agent, a statement signed by any officer of the Company, or by any agent maintained by the Company for conversion of Debentures in accordance with the provisions of Section 2.6, stating the principal amount of the surrendered Debenture which has been converted and requesting the authentication of such new Debenture or Debentures; and thereupon the Trustee shall authenticate and the Company shall deliver or cause to be delivered such new Debenture or Debentures to such Debentureholder.

                  IV.2.                     Right   of    Company   to   Convert
                                            Debenture   into  Common   Stock  of
                                            Company.

                  The Debentures may be converted by the Company, in whole or from time to time in part, into (a) that whole number of Debenture Conversion Shares determined by dividing (y) the sum of the principal amount of Debentures to be converted, by (z) the Company Conversion Price, (b) an amount of money payable in Swiss Francs equal to the accrued and unpaid interest thereon to the date of conversion, and (c) an amount of money equal to the value of the fractional share remainder, if any, resulting from the calculation described in clause (a) above, to be paid in Swiss Francs based on the Company Conversion Price per share.


                                       38



                  "Company Conversion Price" means the product of (w) the applicable Stock Price Factor, (x) the applicable Exchange Rate Factor, (y) the applicable Company Conversion Percentage Factor and (z) the applicable Antidilution Factor.

                  "Company Conversion Percentage Factor" means a conversion percentage, determined on the date notice of conversion is given, which shall be
(i) 100% until the day preceding the third anniversary of the Initial Closing Date, (ii) 92.5% from the third anniversary of the Initial Closing Date until the day preceding the fourth anniversary of the Initial Closing Date; (iii) 87.5% from the fourth anniversary of the Initial Closing Date until the day preceding the fifth anniversary of the Initial Closing Date; (iv) 82.5% from the fifth anniversary of the Initial Closing Date until the day preceding the sixth anniversary of the Initial Closing Date; and (v) 77.5% from the sixth anniversary of the Initial Closing Date until the seventh anniversary of the Initial Closing Date.

                   IV.3.                    Exercise of Conversion Privilege.

                  Debentures may be converted only in units of SF 1,000 and integral multiples thereof. A holder of Debentures desiring to convert Debentures will not be required to exercise the attached Warrants. However, if the Warrants are unexercised, they will expire upon such conversion by the holder of Debentures or upon conversion or redemption at the option of the Company. In addition, during the period beginning 90 days after the Initial Closing Date and ending 119 days following the Initial Closing Date, any conversion of Debentures will necessarily result in the expiration of the Warrants attached thereto.

                  A Holder may exercise the conversion privilege by completing the Conversion Notice that is a part of the Debenture and surrendering to the Company, at the office or agency to be maintained by the Company for the purpose in accordance with the provisions of Section 2.6, the Debenture or Debentures so to be converted. The Conver-



                                       39





sion Notice shall also state the name or names (together with address and tax identification number to the extent required), if different from the name of the registered Holder, in which the certificate or certificates for such shares of Common Stock shall be issued. Debentures surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the registered Holder or his duly authorized attorney, and be accompanied by a signature guaranty by a commercial bank or trust company or other institution which may be required under applicable laws or regulations, and any Debentures so surrendered during the period from the close of business on any Record Date for the payment of interest on the Debentures to the opening of business on the interest payment date shall (except in the case of Debentures or portions thereof which have been called for redemption on a redemption date within such period) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date; provided that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Debentures. An amount equal to the quarterly interest payment due in respect of any Debenture converted shall be paid by the Company on the interest payment date to the Debentureholder of such converted Debenture on such Record Date, provided that if the Company defaults in payment of interest on such interest payment date, the amount previously paid by the Debentureholder to the Company in respect of interest upon conversion of Debentures shall be repaid to the Debentureholder. Except as expressly set forth in this Section 4.3, no payment or adjustment shall be made on conversion of any Debenture for interest accrued thereon or for dividends on securities issued upon such conversion.

                  IV.4.                     Issuance  of Shares of Common  Stock
                                            on Conversion.

                  As promptly as practicable after the surrender of any Debenture or Debentures for conversion in the manner herein provided, the Company shall deliver or cause to be delivered, at its said office or agency at which such



                                       40





surrender is made, to or upon the written order of the Holder of the Debenture or Debentures so surrendered, certificates representing the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company into which such Debenture or Debentures may be converted in accordance with the provisions of this Article IV and cash as provided in this
Article IV in respect of any accrued and unpaid interest and/or fraction of a share of Common Stock issuable upon such conversion. Subject to the following provisions of this Section 4.4, such conversion shall be deemed to have been made immediately prior to the close of business on the date on which such Debenture or Debentures shall have been surrendered for conversion in the manner herein provided accompanied by written notice and the funds, if any, required by
Section 4.10, so that the rights of the Holder of such Debenture or Debentures as a Debentureholder shall cease at such time and the person or persons entitled to receive the shares of Common Stock upon conversion of such Debenture or Debentures shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time; provided that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive shares of Common Stock, upon conversion of such Debenture or Debentures, as the record holder or holders of such shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open and such conversion shall be at the applicable Conversion Price in effect at such time.

                  Shares of Common Stock which are issuable upon the conversion of Debentures which have been duly surrendered for conversion as provided herein shall be deemed to be issued to the registered Holder thereof on the date of such surrender; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive such shares of Common Stock as the record holder thereof on such date, but such surrender



                                       41




shall be effective to constitute the person entitled to receive such shares of Common Stock as the record holder thereof for all purposes immediately after the opening of business on the next succeeding day on which such stock transfer books are open.

                  IV.5.                    Adjustment of Antidilution Factor.

                  The Antidilution Factor referred to in the calculation of the Conversion Prices Sections 4.1 and 4.2 shall be subject to adjustment from time to time as follows:

                  (a) In the event that the Company shall at any time after the date hereof subdivide or combine the outstanding shares of Common Stock or issue additional shares of Common Stock as a dividend or other distribution on the Common Stock, the Antidilution Factor in effect immediately prior to such subdivision or combination of shares or share dividend or distribution shall be proportionately adjusted so that, with respect to each such subdivision of shares or share dividend or distribution, the number of shares of the Common Stock deliverable upon conversion of each SF 1,000 principal amount of the Debentures shall be increased in proportion to the increase in the number of shares of the then outstanding Common Stock resulting from such subdivision of shares or share dividend or distribution, and with respect to each such combination of shares, the number of shares of the Common Stock deliverable upon conversion of each SF 1,000 principal amount of the Debentures shall be decreased in proportion to the decrease in the number of shares of the then outstanding Common Stock resulting from such combination of shares. Any such adjustment in the Antidilution Factor shall become effective, in the case of any such subdivision or combination of shares, at the close of business on the effective date thereof, and, in the case of any such share dividend or distribution, at the close of business on the record date fixed for the determination of shareholders entitled thereto or on the first Business Day during which the stock transfer books of the Company shall be closed for the purpose of such determination, as the case may be.



                                       42




                  (b)Notwithstanding anything in Sections 4.1 and 4.2 to the contrary, in the case of any capital reorganization or any reclassification of the Common Stock, or in the case of the consolidation or merger of the Company with or into any other corporation or in case of any sale or transfer of all or substantially all of the assets of the Company as may be permitted by the provisions hereof, the Company and each Holder of the Debentures then outstanding shall have the right thereafter to convert the principal amount of each such Debenture into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Debenture might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or transfer; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions of this Article IV (including provisions with regard to the adjustment of the Conversion Price) in order that the rights and interests of the holders thereafter shall be as nearly equivalent as may be practicable to the rights and interests provided for in this Article IV.

                  In case of any consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing for the rights of the holders as set forth in the preceding paragraph.

                  The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by the holders upon the conversion of their Debentures after any such consolidation, merger,



                                       43




sale or transfer or to any adjustment to be made with respect thereto. Upon the delivery to the Trustee of any such supplemental indenture, the Company shall deliver or cause to be delivered to the Trustee a resolution of the Board of Directors and the Trustee may accept such resolution as conclusive evidence of the correctness of any such provisions and shall be protected in relying thereon. At the time of the delivery of such resolution the Company shall also deliver or cause to be delivered to the Trustee an Opinion of Counsel as to the compliance of any such provisions with the terms of this Indenture.

                  (c)Whenever the Company shall fix a record date for the holders of the Common Stock for the purpose of determining the holders entitled to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price of the Common Stock as of such record date, the Antidilution Factor shall be adjusted so that the number of shares of the Common Stock into which each SF 1,000 principal amount of the Debentures shall thereafter be convertible shall be determined by multiplying the number of shares of the Common Stock into which such SF 1,000 principal amount of the Debentures was theretofore convertible by a fraction of which the numerator shall be the number of shares of the Common Stock outstanding immediately prior to the taking of such record plus the number of additional shares of Common Stock offered for subscription or purchase and of which the denominator shall be the number of shares of the Common Stock outstanding immediately prior to the taking of such record plus the number of shares of the Common Stock which the aggregate offering price (without deduction of any expenses, including commissions or discounts) of the total number of shares of the Common Stock so offered would purchase at the Closing Price of the Common Stock as of such record date. In the case of the proposed issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company. This Section 4.5(c) shall not apply in the case of any shares of Common Stock proposed to be issued by the Company as or as a result of a stock dividend payable in shares of Common Stock or as a




                                       44





result of any subdivision or split-up of the outstanding shares of Common Stock.

                  (d)Whenever the Company shall fix a record date for the holders of the Common Stock for the purpose of determining the holders entitled to receive any distribution of evidences of its indebtedness, capital stock or assets (other than a regularly scheduled cash dividend and dividends payable in stock for which adjustment is made pursuant to Section 4.5(a)), or rights to subscribe for or purchase any evidences of the Company's indebtedness or assets (other than rights referred to in the preceding Section 4.5(c)), the Antidilution Factor shall be adjusted so that the number of shares of the Common Stock into which each SF 1,000 principal amount of the Debentures shall thereafter be convertible shall be determined by multiplying the number of shares of the Common Stock into which such SF 1,000 principal amount of the Debentures was theretofore convertible by a fraction, of which the numerator shall be the Closing Price of one share of Common Stock as of the record date and of which the denominator shall be the Closing Price of one share of the Common Stock as of the record date less the difference between (A) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company and as described in a statement filed with the Trustee) of the portion of the assets, capital stock or evidences of indebtedness so distributed or of such subscription or purchase rights, and (B) the consideration, if any, received therefor, applicable to one share of Common Stock.

                  (e)Notwithstanding anything to the contrary provided herein, no adjustment in the Antidilution Factor shall be required unless such adjustment would result in an increase or decrease of at least 1% in the Conversion Price or the Conversion Price as last adjusted pursuant to this
Section 4.5, as the case may be; provided that any adjustments which by reason of this Section 4.5(e) are not required to be made shall be carried forward until used and taken into account in any subsequent adjustment.

                  (f) The provisions of this Section 4.5 shall similarly apply to successive subdivisions, combinations, reorganizations, reclassification, consolidations, merg-



                                       45




ers, sales or transfers. Adjustments made pursuant to Sections 4.5(c) and (d) shall be made successively whenever any record date referred to therein is fixed; and in the event that any rights offering or subscription referred to in such Sections is not made, the Antidilution Factor shall again be adjusted to be the Antidilution Factor which would then be in effect if such record date had not been fixed.

                  IV.6.                     No  Fractional  Shares to be Issued;
                                            Cash Payments in Lieu Thereof.

                  No fractional shares shall be issued upon the conversion of the Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of any fractional share of Common Stock that would be issuable upon conversion of any Debenture or Debentures or specified portions thereof, the Company shall pay a cash adjustment as provided in Section 4.1 or 4.2, as the case may be.

                  IV.7. Accountants' Certificate Evidence of Correctness of Computation.

                  The certificate of any firm of independent public accountants of recognized standing reasonably acceptable to the Company selected by the Board of Directors shall be conclusive evidence of the correctness of any computation made under this Article IV.

                  IV.8.                     Notice of Corporate Action.

                  In the event:

                  (a) the Company shall declare any dividend on the Common Stock payable in shares of capital stock of the Company, cash or other property; or



                                       46



                  (b) The Company shall authorize the issue of any options, warrants or rights pro rata to all holders of Common Stock entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

                  (c)The Company shall authorize the distribution pro rata to all holders of Common Stock of a cash dividend payable otherwise than out of earnings or surplus legally available therefor under the laws of the State of Delaware, shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock); or

                  (d) There shall occur any reclassification of the Common Stock or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock) or a sale or transfer to another corporation of all or substantially all of the properties of the Company;

then the Company shall cause to be filed with the Trustee and at the office or agency maintained for the purpose of conversion of Debentures pursuant to
Section 2.6 and shall cause to be delivered promptly to the holders at their addresses as they shall appear in the Debenture register, at least 20 days (or 10 in any case specified in clause (a) or (b) above) prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be



                                       47





entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                  IV.9. Covenant to Reserve Shares of Common Stock for Issuance on Conversion of Debentures and Exercise of Warrants.

                  The Company covenants that it shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of Debentures, as herein provided, and exercise of Warrants, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all outstanding Debentures and exercise of all outstanding Warrants.

                  If any shares issuable upon the conversion of Debentures or exercise of Warrants require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, then the Company covenants that it shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                  The Company covenants that all shares of Common Stock that may be issued upon conversion of Debentures and exercise of Warrants shall upon issue be duly authorized, validly issued, fully paid and non-assessable and, except as provided in Section 4.10, free from all taxes, liens and charges with respect to the issue thereof.



                                       48



                  IV.10. Issuance of Certificates for Shares of Common Stock, in Name of, or in Name Directed by, Debentureholder.

                  The issuance of certificates for shares of Common Stock upon the conversion of any Debenture shall be made without charge to the converting Debentureholder for such certificates or of any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder of the Debenture converted; provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the registered holder of the Debenture converted, and the Company shall not be required to issue or deliver such certificates unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  IV.11. Mailing of Notice Upon Adjustment Pursuant to Section 4.5.

                  Whenever the Conversion Price shall be adjusted as a result of a change in the Antidilution Factor pursuant to Section 4.5, the Company shall forthwith file at the office maintained pursuant to Section 2.6 and, if different, with the Trustee a statement signed by an Officer of the Company specifying the adjusted Conversion Price determined as provided in such Section and a certificate of a firm of independent public accountants as provided in
Section 4.7. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. At such time, the Company shall forthwith cause a notice setting forth the adjusted Conversion Price to be delivered promptly, to each holder of Debentures at his address appearing on the registration books of the Company and to any Conversion Agent other than the Trustee. Subject to the provisions of Section




                                       49




8.1, the Trustee and any such Conversion Agent shall be under no duty or responsibility with respect to any such statement or certificate, except to exhibit the same from time to time during reasonable business hours to any Debentureholder desiring an inspection thereof.

                  IV.12.                    Responsibility of Trustee.

                  The Trustee shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the registration, listing, validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debentures for the purpose of conversion or, subject to the provisions of Section 8.1, to comply with any of the covenants to be complied with by the Company or to fulfill any of the conditions to be fulfilled by the Company contained in this Article IV.


                                       V
                            COVENANTS OF THE COMPANY

The Company covenants as follows:

                  V.1                       Payment of Principal of and Interest
                                            on Debentures.

                  The Company shall duly and punctually pay, or cause to be paid, the principal of, premium, if any, and interest on each of the Debentures at the time and place




                                       50




and in the manner provided in the Debentures and in this Indenture.

                  V.2.                      Taxes,   Assessments,   Governmental
                                            Charges and Certain Claims.

                  The Company shall pay and discharge, and shall cause each Subsidiary to pay and discharge before the same become in default (a) all Taxes imposed upon it or its income or profits or upon any of its assets or any part thereof and (b) all lawful claims against it for labor, materials and supplies or otherwise, which if unpaid might become a Lien on such assets or any part thereof or otherwise, excluding any such Tax or claim, the amount, applicability or validity of which is being timely contested in good faith by appropriate proceedings, provided the Company or such Subsidiary, as applicable, has established on its books adequate reserves in respect thereof in accordance with GAAP, provided that payment of any such Tax or claim shall be made before any property of the Company or such Subsidiary is seized or sold in satisfaction thereof.

                  V.3.                      Reporting Requirements.

                  The Company shall deliver to:

                  (a) the Trustee, copies of information, documents and reports as described in, and in accordance with, Section 6.3; and

                  (b) the Trustee, promptly upon the Company obtaining knowledge of (x) an Event of Default or Default, an Officer's Certificate specifying in reasonable detail the nature and period of existence thereof and what action the Company proposes to take with respect thereto or (y) a material adverse change in the financial condition or operation of the Company and its Subsidiaries, an Officer's Certificate setting forth in reasonable detail the nature and amount of such change and the action the Company proposes to take with respect thereto.

                  V.4.                          Books and Records.



                                       51



                  The Company shall, and shall cause each of its Subsidiaries to, keep its books, records and accounts in accordance with GAAP applied on a basis consistent with preceding years.

                  V.5.                      Maintenance of Insurance.

                  The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and responsible insurers, insurance with respect to its properties and business against such casualties and contingencies (including worker's compensation and public liability, larceny, embezzlement or other criminal misappropriation) and in such amounts as is customary in the case of similarly situated corporations engaged in the same or similar businesses and not less than the following amounts of coverage: comprehensive general liability insurance with limits of not less than $1,000,000 for injury or death per occurrence and $3,000,000 umbrella liability coverage. From time to time, upon written request by the Trustee at reasonable intervals, the Company shall deliver a Schedule of Insurance specifying the details of such insurance in effect.



                                       52



                  V.6.                      Maintenance of Corporate  Existence,
                                            Properties, Etc.

                  Except to the extent otherwise permitted by this Indenture, the Company shall, and shall cause each Subsidiary to, (i) do or cause or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its corporate existence and the patents, trademarks, service marks, trade names, service names, copyrights, licenses, permits, franchises and other rights, including distributorship and franchise agreements, that continue to be useful in some material respect to its business, (ii) at all times maintain, preserve and protect all of its patents, trademarks, service marks, trade names, service names, copyrights, licenses, permits, franchises and other rights, including distributorship and franchise agreements, that continue to be useful in some material respect to its business, and (iii) preserve all the remainder of its property useful in the conduct of its business and keep the same in good repair, working order and condition (ordinary wear and tear excepted), and from time to time, make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                  V.7.                     Type of Business.

                  The Company shall, and shall cause each Subsidiary to, remain in substantially the same businesses in which the Company and its Subsidiaries are engaged as of the date of this Indenture or in such other types of businesses that are reasonably related or incidental thereto.




                                       53




                  V.8.                      Merger or Sale of Assets.

                  Unless approved by a majority of the Independent Directors of the Board of Directors of the Company, the Company shall not, and shall not permit any Subsidiary to, merge, consolidate or exchange shares with any other corporation, or sell, lease or transfer or otherwise dispose of any of its assets to any Person, other than sales, leases, transfers or other dispositions of inventory in the ordinary course of business or particular items of obsolete or unnecessary equipment in the ordinary course of business, except:

                  (a) any Subsidiary  may merge or consolidate  with the Company
(provided  that  Company  shall  be  the  surviving   corporation  in  any  such
transaction) or with any one or more other Subsidiaries;

                  (b) any Subsidiary may sell, lease, transfer or otherwise dispose of all or any substantial part of its assets to the Company or another Subsidiary; and

                  (c) as otherwise expressly permitted by this Indenture.

                   V.9.                     Investments.

                  The Company shall not, and shall not permit any Subsidiary to, make or have outstanding any loan or advance to, or own, purchase or acquire any obligations (other than accounts receivable generated in the ordinary course of business) or Securities of, or any interest in, or make any capital contribution to or acquire all or substantially all of the assets of, any other Person, except that the Company and any Subsidiary may: (i) acquire and own obligations or Securities received in settlement of debt created in the ordinary course of business that is owing to the Company or such Subsidiary; (ii) own, purchase or acquire (A) commercial paper, banker's acceptances or certificates of deposit issued by any United States commercial bank or enter into repurchase agreements with such banks with respect to obligations described in this clause (ii), (B) commercial paper of reputable issuers




                                       54




located in the United States, which obligations have a short-term rating of A-1 or better by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., (C) obligations of the United States government or any agency thereof, (D) obligations guaranteed by the United States government or any agency thereof, in each case such obligations described in this clause (ii) to be due within one year and one day from the date of acquisition, and (E) shares or obligations of mutual funds or money market funds that invest solely in obligations of the types described earlier in this clause (ii); (iii) endorse negotiable instruments for collection or deposit in the ordinary course of business; (iv) own stock of Subsidiaries; and (v) acquire all or any portion of the assets or Securities of any other Person if such acquisition is approved by a majority of the Independent Directors of the Board of Directors of the Company.

                  V.10.                     Transactions with Affiliates.

                  The Company shall not, and shall not permit any Subsidiary to, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate, except upon terms not less favorable to Company or the Subsidiary than if the Affiliate relationship did not exist and provided the transaction is approved by a majority of the Independent Directors of the Board of Directors of the Company.

                  V.11.                     Use of Proceeds.

                  The Company shall use the proceeds from the sale of the Debentures as specified in the Offering Memorandum pursuant to which the Debentures were offered for sale.



                                       55



                  V.12.                     Dividends, Etc.

                  The Company shall not declare or pay any dividend on its capital stock (other than stock dividends) or make any payment to purchase, redeem, retire or acquire any of its capital stock or the subordinated debt of the Company or any option, warrant or other right to acquire such capital stock unless, on the date immediately following any such payment, the Company's total stockholders' equity, as would be reflected on a consolidated balance sheet of the Company prepared in accordance with GAAP, equals or exceeds the aggregate principal amount of Debentures then outstanding (converted into U.S. dollars based upon the Noon Buying Rate in effect on such date of calculation).

                  V.13                      Limitation on Liens.

                  Except for Liens arising in the ordinary course of business, if the Company or any Subsidiary shall at any time create, incur, assume or permit to exist any lien on any property or asset of the Company or any income or profits therefrom, then the Company shall, prior to or simultaneously with the creation, incurrence, assumption or commencement of existence of such lien, secure or cause to be secured the due and punctual payment of the principal of and interest on the Debentures equally and ratably with any and all obligations and indebtedness secured by such lien; provided, however, that this covenant shall not apply in the case of Liens to secure Senior Indebtedness.

                  V.14                      Compliance with Laws, Etc.

                  The Company will comply, and will cause each of its Subsidiaries to comply, in all material respects, with all Requirements of Law and Contractual Obligations applicable to or binding upon any of them, except where the failure to so comply would not have a material adverse effect on the financial condition or operations of the Company and its Subsidiaries taken as a whole.




                                       56



                                       VI

DEBENTUREHOLDER'S LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

                  VI.1.                     Company    to    Furnish     Trustee
                                            Information    as   to   Names   and
                                            Addresses of Debentureholders.

                  The Company covenants and agrees that it shall furnish or cause to be furnished to the Trustee quarterly, promptly after each Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of the Debentures as of such Record Date. The Company also covenants and agrees that it shall furnish or cause to be furnished to the Trustee, at such other times as the Trustee may request in writing, upon receipt by the Company of any such request, a list of similar form and content. No such list shall be required to be furnished as long as the Trustee shall be the Registrar.

                  VI.2.                     Trustee to Preserve  Information  as
                                            to   Names    and    Addresses    of
                                            Debentureholders.

                  (a)The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 6.1 or received by it in the capacity of Paying Agent or Registrar (if so acting).

                  The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

                  (b)In case three or more holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the appli-



                                       57




cants desire to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election, either

                             (i)  afford  to  such  applicants   access  to  the
                  information preserved at the time by the Trustee in accordance with Section 6.2(a), or

                             (ii) inform such  applicants as to the  approximate
                  number of holders of Debentures and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communications, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Debentureholder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 6.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants, and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debentures, or, in the Opinion of Counsel, would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall




                                       58




enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every holder of the Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with Section 6.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.2(b).

                   VI.3.                    Reports from the Company.

                  (a)Annual and Other Reports to be Filed by Company with Trustee. The Company covenants and agrees to file with the Trustee within 15 days after the date by which the Company is required to file the same with the Commission (including any extension of time to which the Company is entitled), copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) Additional Information and Reports to be Filed with Trustee and Securities and Exchange Commission.




                                       59




The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (C) Summaries of Information and Reports to be Transmitted by Company to Debentureholders. The Company covenants and agrees, as may be required by rules and regulations prescribed from time to time by the Commission, to cause to be transmitted to the holders of Debentures within thirty days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 6.4(c), the annual reports specified in Section 6.3(a).

                  VI.4.                     Reports from the Trustee.

                  (a) Trustee to Transmit Annual Report to Debentureholders. On or before April 30, 1997, and on or before April 30, in every year thereafter, as long as any Debentures are outstanding hereunder, the Trustee shall transmit to the Debentureholders, as hereinafter in this Section provided, a brief report dated as of the preceding December 31, that complies with Trust Indenture Act
Section 313(a). The Trustee also shall comply with Trust Indenture Act Sections 313(b) and 313(c).

                  (b)   Trustee  to   Transmit   Certain   Further   Reports  to
Debentureholders. The Trustee shall transmit to the Debentureholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debentures on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, if such ad-




                                       60




vances remaining unpaid at any time aggregate more than ten per cent of the principal amount of Debentures outstanding at such time, such report to be transmitted within ninety days after such time.

                  (c) Debentureholders Reports to be Mailed to Registered Holders. Reports pursuant to this Section 6.4 shall be transmitted by mail to all registered holders of Debentures, as the names and addresses of such holders appear upon the registration books maintained by the Debenture Registrar.

                  (d) Copies of Reports to be Filed with Stock Exchanges. A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with each stock exchange upon which the Debentures are listed. The Company agrees to notify the Trustee when and as the Debentures become listed on any stock exchange.

                                      VII

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                               ON EVENT OF DEFAULT

                  VII.1.                    Events of Default Defined.

                  In case one or more of the following Events of Default shall have occurred and be continuing, that is to say:

                  (a) default for thirty days in the due and punctual payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, whether such default arises as a result of the provisions of Article XIII or otherwise; or

                  (b) default in the due and punctual payment of the principal of, and premium, if any, on, any of the Debentures as and when the same shall become due and payable either at maturity, upon redemption, by declaration as authorized by this Indenture, or otherwise, whether such default arises as a result of the provisions of Article XIII or otherwise; or



                                       61



                  (c) failure on the part of the Company duly to observe or perform any of the covenants or agreements on the part of the Company in the Debentures or in this Indenture, not otherwise referred to in another paragraph of this Section 7.1, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee or to the Trustee and the Company by the Holders of at least 25% in aggregate principal amount of the then outstanding Debentures; or

                  (d) a material default shall occur under (i) any bond, debenture, note or other evidence of Indebtedness for money borrowed by the
Company or a Subsidiary or (ii) any mortgage, indenture, credit or loan agreement or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or such Subsidiary (including Capital Lease Obligations), whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of, premium, if any, and interest on such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto, or a default shall occur in the performance of any other covenant or condition contained in any such evidence of Indebtedness or mortgage, indenture, credit or loan agreement or other instrument if the effect of such default is to entitle (after giving effect to any applicable notice or applicable cure rights) the holder of such evidence of indebtedness or creditor (or a trustee for such holders or creditors) to then cause such Indebtedness to become due prior to its stated maturity, or if such default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged; or

                  (e) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company and/or any Subsidiary and such judgment or judgments remain unstayed or undischarged for a period of sixty days, provided that the aggregate of all such judgments exceeds $3,000,000; or



                                       62




                  (f) the Company or a Subsidiary shall (1) apply for or consent to the appointment of or the taking of possession of it by a receiver, custodian, trustee or liquidator of the Company or any such Subsidiary or of all or a substantial part of the property of the Company or any such Subsidiary, (2) admit in writing the inability of the Company or any such Subsidiary, or be generally unable, to pay its debts as such debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against such Person in an involuntary case under the Bankruptcy Code or other similar law, or (7) take any action for the purpose of effecting any of the foregoing; or

                  (g) a proceeding or case shall be commenced, without the application of the Company or any Subsidiary, in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding-up or composition or readjustment of debts of the Company or any such Subsidiary, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or any such Subsidiary or of all or any substantial part of the assets of the Company or any such Subsidiary, or (3) similar relief in respect of the Company or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition and adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue in effect, for a period of 60 days from commencement of such proceeding or case or the date of such order, judgment or decree, or any order for relief against the Company or any such Subsidiary shall be entered in an involuntary case or proceeding under the Bankruptcy Code; or



                                       63




                  (h) any provision of any Debenture or this Indenture shall at any time for any reason cease to be valid and binding in accordance with its terms on the Company, or the validity, enforceability, or priority thereof shall be contested by the Company, or the Company shall terminate or repudiate (or attempt to terminate or repudiate) any Debenture or this Indenture; or

                  (i) any representation, warranty or statement made by the Company in any certificate, report, financial statement or other document furnished to the Trustee or any Debentureholder shall be false or misleading in any material respect on the date as of which made or deemed made; then and in each and every such case (other than an Event of Default specified in Section 7.1(g) and (h)), unless the principal of all the Debentures shall have already become due and payable, either the Trustee or the holders of at least a majority in aggregate principal amount of the Debentures then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by the Debentureholders), may declare the principal of and interest accrued on all the Debentures then outstanding to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the said Debentures contained to the contrary notwithstanding. If an Event of Default specified in Sections 7.1(g) or (h) occurs, all unpaid principal and interest on all the Debentures then outstanding shall ipso facto become and shall be immediately due and payable without any declaration or other act on the part of the Trustee or any Debentureholders. This provision is subject to the condition that if, at any time after the principal of and interest accrued on the Debentures shall have been so declared due and payable, but before the Debentures shall have become due by their terms and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum of money sufficient to pay all matured installments of interest upon all the Debentures then outstanding and the principal of any and all Debentures then outstanding that shall have




                                       64




become due otherwise than by declaration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in all Debentures to the date of such payment or deposit) and all amounts payable to the Trustee under Section 8.6, and any and all defaults under the Indenture, other than the nonpayment of principal and interest on Debentures then outstanding that shall not have become due by their terms, shall have been remedied or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  In case the Trustee or any Debentureholder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee or such Debentureholder, then, and in every such case, the Company, the Trustee and the Debentureholders shall be restored severally and respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Debentureholders shall continue as though no such proceedings had been taken.




                                       65




                  VII.2.                    Covenant   of   Company  to  Pay  to
                                            Trustee    Whole   Amount   Due   on
                                            Debentures  on Default in Payment of
                                            Interest or Principal.

                  The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Debentures, as and when the same shall become due and payable, and such default shall have continued for a period of ten days, or (2) in case default shall be made in the payment of the principal of any of the Debentures when the same shall have become due and payable, whether upon maturity of the Debentures or upon redemption or upon declaration as authorized by this Indenture or otherwise, then, upon demand of the Trustee, the Company shall pay in cash to the Trustee, for the benefit of the holders of the Debentures then outstanding, the whole amount that then shall have become due and payable on all such Debentures for principal or interest, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and all amounts payable to the Trustee under Section 8.6.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Debentures and collect in the manner provided and to the extent permitted by law out of property of the Company or other obligor upon the Debentures wherever situated the moneys adjudged or decreed to be payable.




                                       66



                  The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Debentures, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and the holders of the Debentures allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other judicial proceedings relative to the Company or any other obligor on the Debentures or their creditors, or affecting their property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Debentures by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Debentures, with authority to make and file in the respective names of the holders of the Debentures or on behalf of the holders of the Debentures as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the holders of the Debentures themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Debentures as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and of the holders of the Debentures against the Company or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Debentureholder.

                  All right of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in




                                       67




its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debentures, subject to the provisions of this Indenture. In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

                  VII.3.                    Application  of Moneys  Collected by
                                            Trustee.

                  Subject to the provisions of Article XIII hereof, any moneys collected by the Trustee, pursuant to Section 7.2, shall be applied in the order following, at the date or dates fixed by the Trustee, upon presentation of the several Debentures, and the notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of costs and expenses of collection, and of all amounts payable to the Trustee under Section 8.6;

                  Second: In case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of defaulted interest on the Debentures, in the order of the maturity of the installments of such interest, with interest (so far as may be lawful and if such interest has been collected by the Trustee) upon the defaulted installments of interest at the rate per annum expressed in the Debentures, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  Third: In case the principal of the outstanding Debentures shall have become due, by declaration as authorized by this Indenture or otherwise, to the payment of Debentures for principal (and




                                       68




                  premium, if any) and interest, with interest on the overdue principal and premium, if any) and (so far as may be lawful and if such interest has been collected by the Trustee) upon overdue installments of interest at the rate per annum expressed in the Debentures; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Debentures, then to the payment of such principal (and premium, if any) and interest, without preference or priority of [principal] (and premium, if any) over interest, or of interest over principal (and premium, if any) or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal (and premium, if any) and accrued and unpaid interest; and

                  Fourth: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.





                                       69




                  VII.4.                    Limitation  on Suits by  Holders  of
                                            Debentures.




                                       70




                  Except as otherwise expressly provided in this Section 7.4, no holder of any Debenture shall have any right by virtue of or by availing itself of any provision of this Indenture or otherwise to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, for the appointment of a receiver or trustee, for the execution of any trust or power hereof, or for any other remedy hereunder, unless (a) such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, (b) the holders of 25% in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to proceed to exercise the power hereinbefore granted or to institute such action, suit or proceeding in its own name as Trustee hereunder, (c) such holders shall have offered to the Trustee such reasonable indemnity and security therefor as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and (d) the Trustee within a reasonable time (which in no event shall be less than sixty days]) after its receipt of such notice, request and offer of indemnity and security, shall have failed to proceed to exercise such powers or to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Debenture with every other taker and Holder and the Trustee, that no one or more Holders of Debentures shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided, and that all proceedings in law or in equity shall be instituted, had and maintained in the manner herein provided for the equal, ratable and common benefit of all holders of Debentures. For the protection and enforcement of the provisions of this
Section 7.4, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Notwithstanding any other provision of this Indenture, nothing contained herein shall affect or impair





                                       71




the right, which is absolute and unconditional, of any Debentureholder to receive, and to institute suit to enforce the payment of the principal of and interest on his Debentures at and after the respective due dates (including maturity by call for a redemption, or by declaration pursuant to this Indenture that has not been rescinded or annulled pursuant to Section 7.1 or otherwise) of such principal or interest, or the obligation of the Company, which is also absolute and unconditional, to pay the principal of and interest on each of the Debentures to the respective holders thereof at the times and places in the Debentures expressed.

                  VII.5. Delay or Omission in Exercise of Rights Not Waiver of Default.

                  No delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of
Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

                  All powers and remedies given by this Article VII to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Debentureholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture.

                  VII.6.                    Rights of  Holders  of  Majority  in
                                            Principal  Amount of  Debentures  to
                                            Direct Trustee and Waive Defaults.

                  Subject to the provisions of Sections 8.1 and 8.2, the Holders of a majority in aggregate principal amount of the Debentures at the time outstanding, deter-





                                       72




mined in accordance with Section 9.4, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided that such direction shall be in accordance with law and the provisions of this Indenture, and the Trustee shall have the right, subject to the provisions of
Section 8.1, to decline to follow any such direction if the Trustee shall, being advised by an opinion of counsel, determine that the action so directed may not be lawfully taken, or if the Trustee in good faith shall, by a Responsible Officer of the Trustee, determine that the proceeding so directed would be illegal or involve it in personal liability or that the action so directed would be unduly prejudicial to the Holders of Debentures not taking part in such direction; and provided, further, that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and that is not inconsistent with such direction by the Holders of the Debentures. Prior to a declaration that the Debentures are due and payable as provided in
Section 7.1, the Holders of a majority in aggregate principal amount of the Debentures at the time outstanding, determined in accordance with Section 9.4, may, on behalf of the Holders of all of the Debentures, waive any past default hereunder and its consequences, except a default in the payment of the principal of or interest on any of the Debentures. In the case of any such waiver, the Company, the Trustee and the Holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  VII.7. Trustee to Give Notice of Defaults Known to it, but May Withhold in Certain Circumstances.

                  The Trustee shall give to the Debentureholders notice of all defaults within 90 days of same becoming known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 7.7 being the events specified in
Section 7.1 that, upon the passage of time or the giving of notice or both would constitute




                                       73





Events of Default; provided, however, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determines that the withholding of such notice is the interest of Debentureholders.

                  VII.8.                    Requirement of an Undertaking to Pay
                                            Costs   in   Certain   Suits   Under
                                            Indenture or Against Trustee.

                  All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit (and the posting of such surety bond therefor as such court may require), and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to claims or defenses made by such party litigant; provided that the provisions of this Section 7.8 shall not apply (i) to any suit instituted by the Trustee, (ii) to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten per cent in aggregate principal amount of the Debentures outstanding, or (iii) to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or interest on any Debenture, on or after the due date expressed in such Debenture.

                  VII.9.                     Company Covenants.

                  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may af-




                                       74



fect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee but shall suffer and permit the execution of every such power as though no such law had been enacted.





                             CONCERNING THE TRUSTEE

                  VIII.1. Duties of Trustee Prior to and After Event of Default.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this Indenture.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

                            (i) the duties and  obligations of the Trustee shall
                  be  determined  solely  by  the  ex-


                                       75


                  press provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                            (ii) subject to the third  paragraph of this Section
                  8.1, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Debentures at the time outstanding (determined as provided in Section 9.4) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there are reasonable grounds for believing that repayment of such funds or adequate indemnity (and security therefor) against such risk or liability is not reasonably assured to it.

                  VIII.2. Rights of Trustee.



                                       76


                  Except as otherwise provided in Section 8.1:

                  (a) In the absence of bad faith on the part of the Trustee, the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of independent public accountants, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) The Trustee may consult with counsel, and an opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (d) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security and indemnity against the cost, expenses and liabilities which may be incurred therein or thereby;

                  (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discre-

                                       77



          tion or rights or powers  conferred  upon it by this Indenture;

                  (f) Prior to learning of the occurrence of an Event of Default hereunder and after the cure or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Debentures then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity (and security therefor) against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

                  (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  VIII.3. Trustee Not Liable for Recitals in Indenture or in Debentures.

                  The recitals contained herein and in the Debentures (other than the certificate of authentication on the Debentures) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness or completeness of the same. The Trustee makes no representations as to the validity, sufficiency or enforceability (except as against the Trustee) of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any of the Debentures or of the proceeds of such Deben-

                                       78



tures, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any paying agent other than the Trustee.

                  VIII.4. Trustee, Paying Agent, Conversion Agent or Debenture Registrar May Own Debentures.

                  The Trustee or any Paying Agent or any Conversion Agent or any Debenture Registrar, in its individual or any other capacity, may buy, own, hold and sell, as owner or pledgee, Debentures with the same rights it would have if it were not Trustee, paying agent, conversion agent or Debenture Registrar, and no such activity shall impair any of the Trustee's rights, remedies or defenses, or enlarge any of its duties or liabilities under this Indenture.

                  VIII.5. Moneys Received by Trustee to be Held in Trust.

                  Subject to the provisions of Article Thirteen, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder.

                  VIII.6. Trustee Entitled to Compensation, Reimbursement and Indemnity.

                  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created or in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company shall advance funds to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made or to be incurred or made by the

                                       79




Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from the Trustee's own negligence or bad faith. If any property other than cash shall at any time be subject to a lien in favor of the Debentureholders, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled but shall not be obligated to make advances for the purpose of preserving such property or discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and to advance funds to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debentures. When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.1
(f) or (g) occurs, the expenses and the compensation for services are intended to constitute expenses of administration under any Bankruptcy Law.

                  VIII.7. Right of Trustee to Rely on Certificate of Officers of
                          Company Where no Other Evidence Specifically
                          Prescribed.

                  Except as otherwise provided in Section 8.1, whenever in the administration of the trusts or the performance of this Indenture the Trustee shall deem it nec-


                                       80





essary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officers' Certificate, and such certificate shall be full warrant of such action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

                  VIII.8. Conflict of Interest.

                  (a) Trustee Acquiring Conflicting Interest to Eliminate Conflict or Resign. If the Trustee has or shall acquire any conflicting interest within the meaning of Trust Indenture Act Section 310(b), it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Company shall take prompt steps to have a successor appointed in the manner provided in Section 8.10.

                  (b) Notice to Debentureholders in Case of Failure to Comply with Subsection (a). In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within ten days after the expiration of such ninety-day period, transmit notice of such failure to the Debentureholders in the manner and to the extent provided in subsection
(c) of Section 6.4 with respect to reports  pursuant to  subsection  (a) of said
Section 6.4.

                  VIII.9. Requirements for Eligibility of Trustee.

                  The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least one million dollars ($1,000,000), subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such


                                       81





corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

                  VIII.10. Resignation or Removal of Trustee.

                  (a) Resignation of Trustee. The Trustee, or any successor hereafter appointed, may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the giving of such notice of resignation the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide Holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 7.8, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b)   Removal   of   Trustee   by   Company  or  by  Court  on
Debentureholders' Application. In case any of the following shall occur at any time:

                            (i) the  Trustee  shall  fail  to  comply  with  the
                  provisions of subsection (a) of Section 8.8 after written request therefor by the Company or

                                       82




                  by any Debentureholder who has been a bona fide Holder of a Debenture or Debentures for at least six months, or

                            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

                            (iii) the Trustee shall become  incapable of acting,
                  or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.8, any Debentureholder who has been a bona fide Holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) Removal of Trustee by Holders of Majority in Principal Amount of Debentures. The Holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, another to the Trustee so removed and one complete set to the successor so appointed.

                                       83





                  (d) Time When Resignation or Removal of Trustee Effective. Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

                  (e) Notice to be Given by the Company. The Company shall give written notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first class mail or air mail, as appropriate, to the Holders of the Debentures as their names and addresses appear in the Debenture register. Each notice of the appointment of a successor trustee shall include the name of each successor and the address of its corporate trust office.

                  VIII.11. Acceptance by Successor to Trustee.

                  Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall, nevertheless, at the written request of the Company or the successor trustee, upon payment of any amount due it and then unpaid, pay over to the successor trustee all moneys at the time held by it hereunder; and the Company and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such accep-

                                       84




tance such successor  trustee shall be qualified under the provisions of Section
8.8 and eligible under the provisions of Section 8.9.

                  VIII.12. Successor to Trustee by Merger, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  VIII.13. Trustee as a Creditor.

                  (a) Limitations on Rights of Trustee as a Creditor to Obtain Payment of Certain Claims Within Four Months Prior to Default or During Default, or to Realize on Property as Such Creditor Thereafter. Subject to the provisions of subsection (b) of this Section, if the Trustee in its individual capacity shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Debentures within four months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debentures and the Holders of other indenture securities (as defined in subsection (c) of this Section)

                            (i) an amount equal to any and all reductions in the
                  amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the

                                       85



                  Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                            (ii) all property received by the Trustee in respect
                  of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

                  Nothing herein contained, however, shall affect the right of the Trustee

                           (A) to retain for its own account (i)  payments  made
                  on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Federal bankruptcy law or applicable State law;

                           (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                           (C) to realize,  for its own account, but only to the
                  extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months'


                                       86




                  period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (C) of this Section, would occur within four months; or

                           (D) to receive  payment on any claim  referred  to in
                  paragraph (B) or (C), against the release of any such property held as security for such claim as provided in such paragraph
                  (B) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purpose of paragraphs (B), (C), and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Debentureholders and the Holders of other indenture securities in such manner that the Trustee, the Debentureholders and the Holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Federal bankruptcy law or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Debentureholders and the Holders of other

                                       87





indenture  securities,   dividends  on  claims  filed  against  the  Company  in
bankruptcy or receivership or in proceeding for reorganization pursuant to Federal bankruptcy law or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Federal bankruptcy law or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Debentureholders and the Holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Debentureholders and the Holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:


                                     88




                            (iii) the receipt of property or  reduction of claim
                  which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four months' period; and

                            (iv) such  receipt of property or reduction of claim
                  occurred within four months after such resignation or removal.

                  (b) Certain Creditor Relationships Excluded. There shall be excluded from the operation of subsection (a) of this Section, a creditor relationship arising from


                            (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                            (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Debentureholders at the time and in the manner provided in
                  Section 6.4 of this Indenture;

                            (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                            (iv) an indebtedness created as a result of services
                  rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;


                                       89



                            (v) the ownership of stock or of other securities of
                  a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                            (i) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

                  (c) Definition of Certain Terms. As used in this Section:

                            (i) The term  "default"  shall  mean any  failure to
                  make payment in full of the principal of (or premium, if any) or interest upon any of the Debentures or upon the other indenture securities when and as such principal or interest becomes due and payable.

                            (ii) The term  "other  indenture  securities"  shall
                  mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

                            (iii) The term  "cash  transaction"  shall  mean any
                  transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or checks or other orders drawn upon banks or bankers and payable upon demand.

                            (iv) The term  "self-liquidating  paper"  shall mean
                  any draft, bill of exchange, acceptance or obligation which is made, drawn, nego-

                                       90



                  tiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale [of] goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                            (v) The term  "Company"  shall mean any obligor upon
                  the Debentures.


                                       IX

                         CONCERNING THE DEBENTUREHOLDERS

                  IX.1 Evidence of Action by Debentureholders.

                  Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by attorney or proxy appointed in writing, or (b) by the record of the Holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders.

                                       91




                  IX.2. Proof of Execution of Instruments and of Holding of Deben-tures.

                  Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Debentureholder or his attorney or proxy and proof of the holding by any person of any of the Debentures shall be sufficient for any purpose of this Indenture if made in the following manner:

                  (a) The fact and date of the execution by any such person of any instrument shall be proved by the certificate of any notary public, or other officer of any jurisdiction of or within the United States of America authorized to take acknowledgments or deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (b) The ownership of Debentures shall be proved by the registers of such Debentures or by a certificate of any duly appointed registrar thereof.

                  The Trustee shall not be bound to recognize any person as a Debentureholder unless and until his title to the Debentures held by him is proved in the manner in this Article provided.

                  The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.6.

                  The Trustee may accept such other proof or require such additional proof of any matter referred to in this Section as it shall deem appropriate.


                                       92



                  IX.3. Who May be Deemed Owners of Debentures.

                  The Company, the Trustee, any paying agent, any conversion agent and any Debenture Registrar may deem and treat the person in whose name any Debenture shall be registered upon the books of the Company as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on (subject to the provisions of Section 2.2) such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Debenture Registrar shall be affected by any notice to the contrary. All such payments so made to any such registered Holder for the time being or upon his order shall be valid and, to the extent of the sum or sums so paid, effective to satisfy and discharge the liability for money payable upon any such Debenture.

                                       93





                  IX.4. Debentures Owned by Company or Controlled or Controlling
                        Companies Disregarded for Certain Purposes.

                  In determining whether the Holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures, or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debentures which the Trustee knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon an Opinion of Counsel shall be full protection to the Trustee.

                                       95



                  IX.5. Action by Debentureholders Binds Future Holders.

                  Any demand, request, waiver, consent or vote of the Holder of any Debenture shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debenture, and of any Debenture issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Debenture. Any action taken by the Holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Debentures.



                                       X

                           DEBENTUREHOLDERS' MEETINGS

                  X.1. Purposes for Which Meetings May be Called.

                  A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                            (a) to give any notice to the Company or the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article Seven; or

                            (b) to remove the  Trustee  and  appoint a successor
                  trustee pursuant to the provisions of Article Eight; or

                            (c) to consent to the  execution  of an indenture or
                  indentures  supplemental  hereto pursuant to the provisions of
                  Section 11.2; or

                            (c) to take any other action  authorized to be taken
                  by or on behalf of the Holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture, or authorized or permitted by law.

                  X.2. Manner of Calling Meetings.

                  The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 10.1, to be held at such time and at such place in New York, New York, as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be delivered promptly by the Trustee, not less than 10 days nor more than 60 days prior to the date fixed for the meeting, to the Company and the Holders of the Debentures at their last addresses as they shall appear upon the register or registers.

                  Any meeting of Debentureholders shall be valid without notice if the Holders of all Debentures then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

                  X.3. Call of Meetings by Company or Debentureholders.

                  In case at any time the Company, pursuant to resolution of its Board of Directors, or the Holders of at least 25% in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within ten days after receipt of such request, then the Company or the Holders of Debentures in the amount above specified may determine the time and the place, in New York, New York, for such meeting and may call such meeting to take any action authorized in

Section 10.1, by mailing notice thereof as provided in Section 10.2.

                  X.4. Who May Attend and Vote at Meetings.

                  To be entitled to vote at any meeting of Debentureholders a person shall (a) be a registered Holder of one or more Debentures or (b) be a person appointed by an instrument in writing as proxy for the registered Holder or Holders of Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and any representatives of the Company and its counsel. Notwithstanding the foregoing, the Trustee may fix, in advance, a Record Date for the determination of the Debentureholders entitled to notice of or to vote at any meeting of Debentureholders or any adjournment thereof, which date shall not be more than 60 days nor less than 10 days prior to the date fixed for the meeting.

                     X.5 Regulations May be Made by Trustee.

                  Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard of proving the holding of Debentures and of the appointment of proxies, and in regard of the appointment and duties of inspectors of votes, and the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Debentures shall be proved in the manner specified in Section 9.2 and the appointment of any proxy shall be proved in the manner specified in said Section 9.2 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company deemed by the Trustee to be satisfactory.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.3, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall (in like manner) appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Debentures represented at the meeting and entitled to vote.

                  Subject to the provisions of Section 9.4 and 10.4, at any meeting each Debentureholder or proxy shall be entitled to one vote for each SF 1,000 principal amount of Debentures; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debentures challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders. At any meeting of Debentureholders, the presence of persons holding or representing Debentures in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of Debentureholders duly called pursuant to the provisions of Sections
10.2 or 10.3 may be adjourned from time to time by the vote of the Holders of a majority in aggregate principal amount of the Debentures represented at the meeting and entitled to vote, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  X.6. Manner of Voting at Meetings and Record to be Kept.

                  The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Debentures or of their representatives by proxy and the principal amount of the Debentures voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  X.7. Exercise of Rights of Trustee or Debentureholders May Not
                       be Hindered or Delayed by Call of Meeting of Debentureholders.

                  Nothing in this Article Ten contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                  X.8. Notice to Debentureholders.

                  Any notice required to be given, mailed or delivered by the Trustee to Debentureholders shall be sufficiently given, mailed or delivered if mailed by first class mail to Debentureholders whose addresses of record are within the United States or if mailed via airmail to Debentureholders whose addresses of record are outside the United States.



                                       XI

                             SUPPLEMENTAL INDENTURES

                  XI.1. Purposes for Which Supplemental Indentures May be Entered into Without Consent of Debentureholders.

                  The Company, when authorized by a resolution of its Board of Directors, and the Trustee, subject to the conditions and restrictions in this Indenture contained, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Twelve;

                  (b) to add to the covenants and agreements of the Company in this Indenture, to contain such further covenants and agreements thereafter to be observed, or to surrender any right or power herein reserved to or conferred upon the Company;

                  (c) to cure any ambiguity or to correct or supplement any defective or inconsistent provision contained in this Indenture or in any supplemental indenture;

          to make provisions with respect to the conversion rights of Holders of Debentures pursuant to the requirements of Section 4.3(b);

                  (d) to make such provisions with respect to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture that shall not adversely effect the interests of the Debentureholders; and

                  (f) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee.

                  The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the Holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.2.

                  XI.2. Modification of Indenture with Consent of Holders of 66-2/3% in Principal Amount of Debentures.

                  With the consent (evidenced as provided in Section 9.1) of the Holders (or persons entitled to vote, or to give consents respecting the same) of not less than 66 2/3% in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the Holders of the Debentures and of the Company; provided that, without the consent of the Holders of all Debentures then outstanding, no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) alter the provisions of Article IV hereof respecting conversion of the Debentures so as to affect the Debentures adversely, or (iii) modify any of the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders thereof, or (iv) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture.

                  Upon the request of the Company, accompanied by a copy of a resolution of its Board of Directors certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It  shall   not  be   necessary   for  the   consent   of  the
Debentureholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice, postage prepaid, setting forth in general terms the substance of such supplemental indenture, to all Debentureholders at their last addresses appearing upon the register or registers. Any failure of the Company to mail such notice, or any defect therein, shall not, howev-er, in any way impair or affect the validity of any such supplemental indenture.

                  XI.3. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture by the Company and the Trustee pursuant to the provisions of this Article or Article Twelve, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  XI.4. Debentures May Bear Notation of Changes.

                  Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article or Article Twelve, or after any action taken at a Debentureholders' meeting pursuant to Article Ten, may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any action taken at any such meeting; and, in such case, suitable notation may be made upon outstanding Debentures after proper presentation and demand. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any supplemental indenture, or to any action taken at any such meeting, may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Debentures then outstanding, upon demand of, and without cost to, the Holders thereof upon surrender of such Debentures.

                  XI.5. Opinion of Counsel.

                  The Trustee, subject to the provisions of Section 8.1, may require and receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by the terms of this Indenture and that it is not inconsistent therewith.

                                      XII

                             CONSOLIDATION OR MERGER

                  XII.1. When Company May Merge, Etc.

                  The Company shall not consolidate with or merge with or into any other Person or transfer (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets, in a single transaction or through a series of related transactions, as an entirety or substantially as an entirety to another Person or group of affiliated Persons unless:

                  (a) either the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company as an entirety or substantially as an entirety are transferred shall be a Person organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Debentures and this Indenture; provided that a corporation at all times shall be a co-obligor together with the continuing Person or transferee if the continuing Person or transferee is itself not a corporation;

                  (b) immediately before and immediately after giving effect to such transaction, no Event of Default and no Default shall have occurred and be continuing; and

                 (c) the Company has delivered to the Trustee an
         Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and such supplemental indenture comply with this Article XII and that all conditions precedent herein provided relating to such transaction have been complied with.

                  The foregoing shall not be applicable with respect to a consolidation, merger or transfer that involves less than 25% of the assets of the Company.

                  Notwithstanding   (a)  through   (c),   any   Subsidiary   may
consolidate with, merge into or transfer all or part of its properties and assets to the Company or any other Subsidiary or Subsidiaries.

                  XII.2. Successor Corporation.

                  Upon any consolidation or merger, or any transfer of assets of the Company in accordance with Section 12.1, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein. When a successor Person assumes all of the obligations of the Company hereunder and under the Debentures, the predecessor shall be released from such obligation.



                                      XIII

                           SUBORDINATION OF DEBENTURES

                  XIII.1.   Agreement  of   Debentureholders  that  Debentures
                            Subordinate to All Senior Indebtedness.

                  The Company, for itself, its successors and assigns, covenants and agrees and each Holder of the Debentures by his acceptance thereof likewise covenants and agrees that the payment of the principal, premium, if any, and interest on each and all of the Debentures is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness. The provisions of this Article XIII shall constitute a continuing offer to all persons who, in reliance upon such provisions, become Holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the Holders of Senior Indebtedness and such Holders are hereby made obligees hereunder, the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  XIII.2. Company Not to Make Payment with Respect to Debentures in Certain Circumstances.

                  (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof (and premium, if any,) and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the Holder or Holders of such Senior Indebtedness, before any payment by the Company is made on account of the principal of (and premium, if any,) or interest on the Debentures or to acquire any of the Debentures.

                  (b) Upon the  happening of an event of default with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the Holders to accelerate the maturity thereof, and, if the default is other than default in payment of the principal of (and premium, if any,) or interest on such Senior Indebtedness, upon written notice thereof given to the Company and the Trustee by the Holder or Holders of such Senior Indebtedness or their representative or representatives, then unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on the Debentures or to acquire any of the Debentures, provided that within 180 days after the happening of such event of default the Holders of the Senior Indebtedness accelerate the maturity thereof.

                  (c)  Notwithstanding any other provision of this Section 13.2, if the Company shall make any payments to the Trustee on account of the principal of (and premium, if any) or interest on the Debentures after the happening of a default in payment of the principal of (and premium, if any) or interest on Senior Indebtedness, or after receipt by the Company and the Trustee of written notice as provided in Section 13.6 of this Indenture of an event of default with respect to any Senior Indebtedness, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 13.6 and 13.7 of this Indenture) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the Holders of Senior Indebtedness (pro rata as to each of such Holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior
Indebtedness in full in accordance with the terms of such Senior Indebtedness after giving effect to any concurrent payment or distribution to or for the Holders of Senior Indebtedness.

                  (d) The Trustee shall be under no obligation to enforce the Company's agreement, pursuant to Section 13.2 (a) and (b) of this Indenture, not to make payments to acquire any of the Debentures or to take any action upon the breach of such agreement.

                  XIII.3. Debentures Subordinated to Prior Payment of All Senior
                          Indebtedness on Dissolution, Liquidation or
                          Reorganization of the Company.

                  Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) The Holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal (and premium, if any) thereof, and interest due thereon before the Holders of the Debentures are entitled to receive any payment on account of the principal of (and premium, if any) or interest on the Debentures (other than payment in shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding); and

                  (b) Any payment or distribution of assets of the Company of any kind of character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization readjustment, which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding), to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article Thirteen, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to make payment in

                                      109


full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the Holders of such Senior Indebtedness.

                  (c) In the event that notwithstanding the foregoing provisions of this Section 13.3, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding), shall be received by the Trustee or the Holders of the Debentures on account of principal (and premium, if any) or interest on the Debentures before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections 13.6 and 13.7 of this Indenture) shall be received and held in trust for and shall be paid over to the Holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the Holders of such Senior Indebtedness.

                  XIII.4. Debentureholders to be Subrogated to Right of Holders of Senior Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness, the Holders of the Debentures shall be subrogated to the rights of the Holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Debentures shall be paid in full, and for the purpose of such subrogation, no payments or distributions to the Holders of the Senior Indebtedness by o


                                       109


on behalf of the Company or by or on behalf of the Holders of the Debentures by virtue of this Article Thirteen which otherwise would have been made to the Holders of the Debentures, shall be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the Holders of the Senior Indebtedness, the other hand.

                  XIII.5. Obligations of Company Unconditional.

                  Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Debentures is intended to or shall impair as between the Company and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of, premium, if any, and interest on the Debentures, or make payments in respect of the sinking fund, for the Debentures, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Debenture from exercising all rights and remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the Holders of Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 8.l of this Indenture, and the Holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Debentures, for the purpose of ascertaining the persons to participate in such distribution, the Holders of the Senior Indebtedness and other indebtedness of the Company,

                                      111



the amount thereof and all other facts pertinent thereto or to this Article Thirteen.

                  XIII.6 Trustee  Entitled to Assume  Payments Not Prohibited in
                         Absence of Notice.

                  The Company shall give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued. Notwithstanding the provisions of Section 13.1 of this Indenture or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, unless and until the Trustee shall have received at the principal office of the Trustee, written notice thereof from the Company or from one or more Holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1 of this Indenture, shall be entitled to assume conclusively that no such facts exist.

                  The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a Holder of Senior Indebtedness (or a trustee on behalf of such Holder) to establish that such notice has been given by a Holder of Senior Indebtedness or a trustee on behalf of any such Holder or Holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a Holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen the Trustee may, at its discretion, request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Thirteen, and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment, but the Trustee

                                      111




shall not be obligated to institute a judicial proceeding for such purpose; nor shall the Trustee be charged with knowledge of the curing or waiver of any event of default of the character referred to in Section 13.2(b) of this Indenture or that any event or any condition preventing any payment in respect of the Debentures shall have ceased to exist, unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  XIII.7. Application by Trustee of Monies Deposited.

                  Anything in this Indenture to the contrary notwithstanding, any deposit of moneys by the Company with the Trustee or any paying agent (whether or not in trust) for the payment of the principal of (and premium, if any) or interest on any Debentures shall be subject to the provisions of Sections 13.1, 13.2, 13.3, and 13.4 of this Indenture except that, if not less than one day prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of (and premium, if any) or the interest on any Debenture and any amounts immediately due and payable upon the execution of any instrument acknowledging satisfaction and discharge of this Indenture, as provided in Article Fourteen) the Trustee shall not have received with respect to such monies the notice provided for in Section 13.6, then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

                  XIII.8. Subordination Rights Not Impaired.

                  Nothing in this Indenture  shall:  (i) impair,  as between the
Company and Holders of Debentures, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Debentures in accordance with their terms; (ii) affect the relative rights of Holders of Debentures and creditors of the Company , other than holders of Senior Indebtedness; or (iii) prevent any Holder of Debentures from exercising its available remedies upon a default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders of Debentures. If the Company fails because of this Section 13.8 to pay principal of or interest on a Debenture on the due date, such failure shall nevertheless be deemed a default. For the purpose of this Section 13.8, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default as defined in Section 7.1.

                  The Trustee or any Paying Agent may continue to make payments on the Debentures and shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of such payments until it receives notice reasonably satisfactory to it that payments may not be made under this Section 13.8 and, prior to the receipt of any such notice, the Trustee shall be entitled to assume conclusively that no such facts exist.

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                  XIII.9. Trustee to Effectuate Subordination.

                  Each Holder of the Debentures by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and irrevocably appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the authority to file a claim for the unpaid balance of its or his Debentures in the form required in said proceedings and to cause said claim or proof of debt to be approved. If the Trustee does not exercise its authority to file a proper claim or proof of debt in the form required in such proceeding prior to thirty days before the expiration of the time to file such claim or claims, then the Holder or Holders of Senior Indebtedness are hereby authorized to and have the right to file and are hereby authorized to file an appropriate claim for an on behalf of the Holders of said Debentures.

                  XIII.10. Rights of Trustee as Holder of Senior Indebtedness.

                  The Trustee shall be entitled to all of the rights set forth in this Article Thirteen in respect of any Senior Indebtedness, at any time held by it to the same extent as any other Holder of Senior Indebtedness, and nothing in Section 8.13 of this Indenture or elsewhere in this Indenture shall be construed to deprive the Trustee or any of its rights as such Holder.

                  XIII.11. Article Thirteen Not to Prevent Event of Default.

                  The failure to make a payment on account of principal, premium, if any, or interest by reason of any provision in this Article Thirteen shall not be construed

                                      114



as preventing the occurrence of an Event of Default under Section 7.1 of the Indenture.


                                      XIV

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                DEPOSITED MONEYS

                 XIV.1. Satisfaction and Discharge of Indenture.

                  If the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.9) and not theretofore cancelled, or if all the Debentures not theretofore delivered to the Trustee for cancellation shall have become due and payable (the date on which such Debentures become due and payable being hereinafter in this Article XIV called the "maturity date"), or shall have been called for redemption pursuant to Article III hereof, or provision satisfactory to the Trustee shall have been made for the giving of notice of redemption as provided in said Article III, and the Company shall have deposited in trust with the Trustee or with any paying agent (other than the Company) funds (to be immediately available for payment) sufficient to pay at maturity or upon redemption all of the Debentures (other than any Debentures which have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.7) not theretofore cancelled or delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such maturity date or date fixed for redemption, as the case may be, then:

                  (a) this Indenture shall cease to be of further effect (except as to any remaining rights of registration of transfer, of exchange and to convert the Debentures prior to the close of business on the date fixed for redemption into Common Stock as provided in Article IV) and on or after such maturity date or date fixed for redemption, as the case may be, the Trustee, on demand of the Company accompanied by an

                                      115


         Officers' Certificate and an Opinion of Counsel, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; and

                  (b)  all   obligations  of  the  Company  in  respect  of  the
         Debentures shall cease and be discharged, and the Holders of such Debentures shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under this Indenture or with respect to such Debentures.

                  Notwithstanding the satisfaction and discharge of this Indenture, the rights, remedies, immunities and defenses of the Trustee under this Indenture, including but not limited to those contained in Section 8.1, with respect to actions taken or omitted to be taken pursuant to this Indenture and events occurring prior to such satisfaction and discharge, and the obligations of the Company to the Trustee under Section 8.6, shall survive.

                  XIV.2. Application by Trustee of Funds Deposited for Payment of Debentures.

                  All moneys deposited with the Trustee pursuant to Section 14.1 shall be held in trust and applied by it to the payment to the Holders of the particular Debentures, for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any) and interest.

                  XIV.2. Repayment of Moneys Held by Paying Agent.

                  In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company or the Trustee, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

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                  XIV.4.   Moneys Deposited for Redemption of Debentures
                           Subsequently Converted to be Returned to Company.

                  All moneys deposited with the Trustee or any paying agent for the payment or redemption of Debentures subsequently converted shall be returned to the Company upon its written request. All moneys deposited with any conversion agent in connection with the Debentures surrendered for conversion between the Record Date for the payment of interest on the Debentures and the interest payment date of such interest shall be paid over to the Company promptly after such interest payment date.

                  XIV.5. Payment of Deposited Money to Company After Lapse of Time.

                  In case the Holder of any Debenture entitled to payment hereunder at any time outstanding hereunder shall not, within two years after the maturity date of such Debenture, or if such Debenture shall have been called for redemption, then within two years after the date fixed for redemption of such Debenture, claim the amount on deposit with the Trustee or other depositary for the payment of such Debenture, the Trustee or other depositary shall pay over to the Company the amount so deposited, upon receipt of a request signed by the President, a Vice President or the Treasurer of the Company, and thereupon the Trustee or other depositary shall be released from any and all further liability with respect to the payment of such Debenture, and the Holder of said Debenture as an unsecured creditor shall be entitled (subject to any applicable statute of limitations) to look only to the Company for the payment thereof.

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                                       XV

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                  XV.1. Immunity of Incorporators, Stockholders, Officers and Directors.

                  Except for liabilities arising under the Securities Act, no recourse shall be had for the payment of the principal of (and premium, if any) or the interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Debenture or because of the creation of any indebtedness represented hereby shall be had against any incorporator, stockholder, officer, trustee, director, past, present or future, as such of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

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                                      XVI

                           RIGHT TO REQUIRE REPURCHASE

                  XVI.1. Right to Require Repurchase.

                  (a) In the event of a Change of Control, each Holder shall have the right to require the Company to repurchase all or a portion of such Holder's Debentures at a purchase price equal to the principal amount plus accrued interest to the date of repurchase. Any such tender of Debentures for repurchase shall be accompanied by the attached Warrants, which may either be exercised or, upon failure of such exercise, shall expire upon such repurchase. At the option of the Company, the repurchase price may be paid in cash or by delivery of Shares having a Market Value equal to the repurchase price. "Market Value," on a per Share basis, means the amount determined by multiplying (x) the applicable Stock Price Factor on the date notice of repurchase is given by (y) the applicable Exchange Rate Factor on such date (provided that in no event shall the Exchange Rate Factor be less than 1.1175), and by multiplying the product so achieved by 75%.

                  A "Change of Control" shall be deemed to have occurred at the time when persons other than the Existing Control Group shall have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the Company, unless such acquisition shall have been approved by a two-thirds (66 2/3%) majority of the Continuing Directors of the Company.

                  (b) In the event the Company does not cause the Debentures to be listed for trading on the Luxembourg Stock Exchange within ninety (90) days after the Initial Closing Date, each Holder shall have the right, during the 30 day period following receipt of the notice described in Section 16.2, to require the Company to repurchase all or a portion of such Holder's Debentures at a purchase price equal to the principal amount plus accrued interest to the date of repurchase. Any such tender of Debentures for repurchase shall be accompanied by the attached Warrants,


                                      119

which may either be exercised or, upon failure of such exercise, shall expire upon such repurchase. At the option of the Company, the repurchase price may be paid in cash or by delivery of Shares having a Market Value equal to the repurchase price. "Market Value," on a per Share basis, means the amount determined by multiplying (x) the applicable Stock Price Factor on the date notice of repurchase is given by (y) the applicable Exchange Rate Factor on such date (provided that in no event shall the Exchange Rate Factor be less than 1.1175), and by multiplying the product so achieved by 75%. In the event that the Debentures are listed for trading on the Luxembourg Stock Exchange subsequent to ninety (90) days after the date of authentication, then the Holders will no longer have the right under this Section 16.1(c) to require the Company to repurchase any Debentures not theretofore repurchased.

                  (c) The right to require repurchase at the option of the Holder is subject to the restriction that the Company may not repurchase any Debenture at any time when the subordination provisions of this Indenture would not permit the Company to make a payment of principal, premium or interest on the Debentures. Except where inconsistent with the provisions of this Article Sixteen, the redemption provisions of Article Three shall be applicable to repurchase under this Article Sixteen.


                                      120


                  XVI.2. Notice; Method of Exercising Repurchase Right.

                  (a) On or before the 30th calendar day after any Change in Control, and after the 90th day following the Initial Closing Date if the Debentures are not then listed on the Luxembourg Stock Exchange, the Company shall give or cause to be given notice of any event giving rise to the repurchase right set forth herein arising as a result thereof to each Holder to the Debentures as such Holder's address appearing in the Debenture Register. The Company shall also cause a copy of such notice of a repurchase right to be published once in an Authorized Newspaper. The Company shall notify the Trustee of the occurrence of any event giving rise to the repurchase right described herein as promptly as practical after such occurrence.

                  Each notice of a repurchase right shall state:

                  (i) the Repurchase Date,

                  (ii) the Repurchase Price,

                  (iii)  the  date  by  which  the  repurchase   right  must  be
                  exercised, and

                  (iv) a description of the procedure which a Holder must follow to exercise a repurchase right.

                  No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right.

                  (b) To exercise a repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) and the Trustee on or before the thirtieth calendar day after the date of the Company notice provided under this Section
16.2 (1) written notice of the Holder's exercise of such right, which notice shall set


                                      121


forth the name of the Holder, the principal amount of the Debentures to be repurchased and a statement that the option to exercise the repurchase right is being made thereby; and (2) the Debentures with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any regular Record Date and the next succeeding Interest Payment Date, Debentures to be repurchased must be accompanied by payment from the Holder of an amount in cash equal to the interest thereon which the registered Holder is to receive on such Interest Payment Date. Any tender of Debentures for repurchase will be accompanied by the attached Warrants, which may either be exercised or, upon failure of such exercise, will expire upon such repurchase.

                  (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the price payable with respect to the Debenture or Debentures as to which the repurchase right has been exercised in cash to the Holder of such Debenture or Debentures on the Repurchase Date. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Debenture, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Debenture or Debentures, with a Guarantee or Guarantees endorsed thereon, in the aggregate principal amount of the unrepurchased portion of such surrendered Debenture.

                  (d) In the event that the Holders exercise their rights to require the Company to repurchase Debentures pursuant to the provisions of this
Article XVI, the Company shall comply with any applicable tender offer rules under the Exchange Act, including, to the extent applicable, Rules 13e-4 and 14e-1, as then in effect, with respect to any such purchase.

                  XVI.3. Deposit of Repurchase Price.

                  Prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if


                                       122


the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.7) an amount of money sufficient to pay the Repurchase Price of the Debentures which are to be repaid on the Repurchase Date.

                  XVI.4. Debentures Not Repurchased on Repurchase Date.

                  If any Debenture surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at a rate per annum borne by such Debenture.

                  XVI.5. Debentures Repurchased in Part.

                  Any Debenture which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 2.6 (with, if the Company or Debenture Registrar so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures, with a Guarantee or Guarantees endorsed thereon, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Debenture so surrendered.

                  XVI.6. Purchase of Warrants.

                  Any repurchase of Debentures by the Company pursuant to the provisions of this Article XVI shall be automatically deemed to include the repurchase by the Company of the related Warrants without additional consideration, and all such Warrants shall be surrendered by the Holder thereof for cancellation at the same time, and in the same manner, as the related Debentures.


                                      123


                            MISCELLANEOUS PROVISIONS

                  XVII.1. Successors and Assigns of Company Bound by Indenture.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  XVII.2.Acts  of  Board,  Committee  or  Officer  of  Successor
                         Corporation Valid.

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

                  XVII.3. Surrender of Powers by Company.

                  The Company by instrument in writing executed by authority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.


                                      124


                  XVII.4. Required Notices or Demands May be Served by Mail.

                  Except to the extent otherwise provided in this Indenture, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Debentures to or on the Company may be given or served by being deposited, postage prepaid, first class mail, in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee) as follows: Palomar Medical Technologies, Inc., Attention: President, 66 Cherry Hill Drive, Beverly, Massachusetts 01915. Any notice, election, request or demand by the Company or any Debentureholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the principal office of the Trustee at 6201 15th Avenue, 3rd Floor, Brooklyn, New York 10005.

                  XVII.5.Indenture and  Debentures to be Construed in Accordance
                         with Laws of State of New York.

                  This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the internal laws of said State. Under the Judiciary Law of the State of New York, a judgment or decree in an action based upon an obligation denominated in a currency other than U.S. dollars shall be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at a rate of exchange prevailing on the date of the entry of the judgment or decree.


                                      125


                  XVII.6.Officers'  Certificate  and  Opinion  of  Counsel to be
                         Furnished upon Applications or Demands by Company.

                  Upon any application or demand by the Company to the Trustee to take or omit to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action or omission have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with and such action or omission does not violate the terms of this Indenture or the provisions of any applicable law.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate, an opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous. Any certificate, statement or Opinion of Counsel may be based (insofar as it relates to factual matters, information with respect to which is in the possession of the


                                      126


Company) upon the certificate, statement or opinion of or representations by any officer or officers of the Company with direct knowledge of such factual matters, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

                  Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

                  XVII.7. Payments Due on Non-Business Days.

                  In any case where the date of maturity of interest on or principal of the Debentures or the date fixed for redemption of any Debenture, or the last day on which the Holder of any Debenture has the right to exercise the right of conversion thereof, shall not be a Business Day, then payment of interest or principal (or premium, if any) or the exercise of such conversion right, may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date, and no interest shall accrue for the period after such nominal date until such next succeeding Business Day.

                  XVII.8. Effect of Invalidity of Provisions.

                  In case any one or more of the provisions contained in this Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid


                                       127


or illegal or unenforceable provision had never been contained herein or therein.



                  XVII.9. Execution of Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  American Stock Transfer & Trust Company, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.


                  IN WITNESS WHEREOF, Palomar Medical Technologies, Inc., the party of the first part, has caused this Indenture to be signed in its corporate name and acknowledged by Steven Georgiev, its Chief Executive Officer and Chairman of the Board, and its corporate seal to be affixed hereunto; and American Stock Transfer & Trust Company, the party of the second part, has caused this Indenture to be signed and acknowledged by its Chairman/CEO and its corporate seal to be affixed hereunto, all as of the day and year first above written.

                          PALOMAR MEDICAL TECHNOLOGIES,
                                                      INC.

                          By: /s/ Steven Georgiev
                              ---------------------
                          Name: Steven Georgiev

                          AMERICAN STOCK TRANSFER &
                            TRUST COMPANY


                          By: /s/ Herbert J. Lemmer
                              ---------------------
                          Name: Herbert J. Lemmer
                          Title: Vice President

                                      128


STATE OF                       )
                               :  ss.:
COUNTY OF                      )



                  On this ___ day of _________ 1996, before me, the subscriber, a Notary Public within and for the County of ______________ in the State of ________, personally appeared to me _____________________________, to me personally known, who, being by me duly sworn, did say that he resides in _______________________ and is the ______________ of Palomar Medical
Technologies, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority.


(Seal)
                                            ________________________________
                                            Notary Public


                                      129


STATE OF NEW YORK    )
                             :   ss.:
COUNTY OF KINGS      )



                  On this ____ day of ______, 1996, before me, the subscriber, a Notary Public within and for the County of New York in the State of New York, personally appeared ___________________ to me personally known, who, being by me duly sworn, did say that he resides at_______________________________________
and is the ___________________ of American Stock Transfer & Trust Company, a company described in and which executed the foregoing instrument; that he knows the seal of said entity and that the seal affixed to said instrument is the seal of said entity; and that said instrument was signed and sealed in behalf of said entity by authority of its Board of Directors and that he subscribed his name thereto by like authority.



(Seal)
                             -----------------------------
                             Notary Public

                                      130

                                                                       EXHIBIT A

                     [FORM OF FACE OF REGISTERED DEBENTURE]

THE DEBENTURE(S) REPRESENTED HEREBY ARE EACH PART OF A NONDETACHABLE UNIT, EACH UNIT CONSISTING OF ONE SF 1,000 PRINCIPAL AMOUNT 4.5% CONVERTIBLE SUBORDINATED DEBENTURE AND 24 COMMON STOCK PURCHASE WARRANTS. SAID DEBENTURE AND WARRANTS MAY NOT BE TRANSFERRED OR TRADED SEPARATELY, AND ANY PURPORTED TRANSFER OF EITHER OF SUCH SECURITIES SEPARATELY FROM THE OTHER SHALL BE VOID AND SHALL NOT BE
RECORDED ON THE BOOKS AND RECORDS OF THE COMPANY. DEBENTURES MAY ONLY BE CONVERTED IN THEIR ENTIRETY; AND EACH DEBENTURE TO BE CONVERTED MUST BE ACCOMPANIED BY THE RELATED 24 WARRANTS FOR EXERCISE OR CANCELLATION IN ACCORDANCE WITH THE TERMS THEREOF.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO REGULATION S, AN EXEMPTION FROM REGISTRATION PURSUANT TO THE PROVISIONS UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE TRANSFERRED, OFFERED OR SOLD PRIOR TO THE END OF THE FORTY (40)-DAY PERIOD (THE "RESTRICTED PERIOD") COMMENCING ON THE LATER OF (I) THE DATE THE SECURITIES ARE FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) OR (II) THE DATE OF THE FINAL CLOSING OF THE OFFERING OF THE UNITS BY THE COMPANY, UNLESS SUCH TRANSFER, OFFER OR SALE (I) IS MADE IN AN "OFFSHORE TRANSACTION" AND NOT TO A "U.S. PERSON" (OTHER THAN A "DISTRIBUTOR") (AS SUCH TERMS ARE DEFINED IN REGULATION S) OR (II) IS MADE PURSUANT TO REGISTRATION OR AN APPLICABLE EXEMPTION UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE SOLD EXCEPT PURSUANT TO THE TERMS AND CONDITIONS OF THE OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

BY REQUESTING THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AFTER THE RESTRICTED PERIOD, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IF SUCH TRANSFER IS MADE TO A U.S. PERSON, THAT AT THE TIME OF SUCH TRANSFER THE HOLDER IS NOT AN "AFFILIATE" OF THE COMPANY (AS SUCH TERM IS DEFINED IN THE SECURITIES ACT) OR AN "UNDERWRITER" OR "DEALER" (AS SUCH TERMS ARE DEFINED IN THE ACT), HAS NOT ENGAGED IN ANY SHORT SALES OR SIMILAR HEDGE TRANSACTIONS WITH RESPECT TO THE COMPANY'S SHARES OF COMMON STOCK DURING THE RESTRICTED PERIOD, IS NOT A "DISTRIBUTOR" AND SUCH TRANSFER IS NOT BEING MADE AS PART OF A PLAN OR SCHEME TO EVADE THE REGISTRATION PROVISIONS OF THE SECURITIES ACT.

                                      A-1


                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                       ----------------------------------

                        THIS SECURITY CANNOT BE EXCHANGED
                              FOR A BEARER SECURITY

                4.5% SUBORDINATED CONVERTIBLE DEBENTURE DUE 2003

No.____________                                                    SF___________

                                                          Unit CUSIP U69636 AA 3
                                                     Debenture CUSIP U69636 AB 1


                  PALOMAR MEDICAL TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to _____________________________________, or registered assigns, the principal sum of SF ________ , on or prior to June , 2003, at its office in Beverly, Massachusetts, or at its agency in Luxembourg, in such coin or currency of Switzerland as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at the rate per annum specified in the title of this Debenture, in like coin or currency, at said office in Beverly, Massachusetts, or agency of the Company in Luxembourg quarterly in arrears on March 31, June 30, September 30 and December 31 in each year (each an "Interest Payment Date"), commencing on September 30, 1996, to the Holders thereof as of the March 15, June 15, September 15 or December 15, as the case may be, next preceding such Interest Payment Date (each, a "Record Date").

                  The interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months and in any case where the date for any payment on the Debentures is not a Business Day, such payment may be made on the next succeeding Business Day and have the same force and effect as if made on such original payment date, and no interest shall accrue for the period from and after such original payment date. The principal, or premium, if any, and interest on the Debentures shall be payable in Swiss Francs. At the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Register.

                  The Person in whose name any Debenture is registered at the close of business on the Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Debenture upon any transfer, exchange or conversion thereof subsequent to


                                      A-2


such Record Date and prior to such Interest Payment Date; provided that if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names the Debentures are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the Holders of Debentures not less than 15 days preceding such subsequent record date, such Record Date to be not less than five days preceding the date of payment of such defaulted interest. Notwithstanding the foregoing, such defaulted interest may be paid at any time in any other lawful manner not inconsistent with the terms of the Debentures or the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange.

                  If any Debenture or portion thereof is called for redemption on a redemption date after the close of business on the Record Date preceding an Interest Payment Date and notice of such redemption has been mailed and funds for such redemption have been duly provided, interest accrued to the redemption date on such Debenture or portion so called shall be paid only against surrender of the Debenture for redemption in accordance with said notice.

                  Subject to the terms of the Indenture, the Company shall pay to any "United States Alien" certain customary additional amounts in the event of changes in the United States income tax laws affecting withholding taxes on payments under the Debentures ("Additional Payments"), in order that every new payment of principal and interest on such Debenture, after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the government of the United States or any state thereof or by any authority or agency thereof shall not be less that the amount provided for in such Debenture to be then due and payable, subject to certain customary exceptions. The Company shall provide customary indemnification for Holders affected by the foregoing.

                  If the Company is required to make additional payments to Holders thereof by reason of deductions or withholdings for or on account of any taxes, assessments or other governmental charges (the "withholding taxes"), the Company shall deliver to the Trustee for delivery to the Holders at the time of any such payment a statement specifying the amount of taxes so paid by the Company as additional interest.


                                      A-3


                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS DEBENTURE SET FORTH BELOW, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed in its corporate name.

Dated:

                                    PALOMAR MEDICAL TECHNOLOGIES,
                                      INC.


                                    By:________________________________
Attest:                             Title:


-----------------------
Secretary

                          CERTIFICATE OF AUTHENTICATION

                  This   is   one   of   the   Debentures   described   in   the
within-mentioned Indenture.

                                    AMERICAN STOCK TRANSFER & TRUST
                                     COMPANY, as Trustee


                                    By:________________________________
                                    Title:


                                      A-4


                              [FURTHER PROVISIONS]

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                4.5% SUBORDINATED CONVERTIBLE DEBENTURE DUE 2003


                  This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 4.5% Subordinated Convertible Debentures due 2003 (the "Debentures"), limited to the aggregate principal amount of Twenty-five Million Swiss Francs (SF 25,000,000), all issued or to be issued under and pursuant to an indenture dated as of June 24, 1996 (the "Indenture"), duly executed and delivered by the Company and American Stock Transfer & Trust Company, a corporation duly organized and existing under the laws of New York, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures.

                  The indebtedness evidenced by the Debentures is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Debenture is issued subject to such provisions, and each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions, and authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate such subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  Transfer of Debentures. Upon surrender at such office or agency of any Debentures for registration of transfer, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debenture or Debentures for the same aggregate principal amount, and no registration of transfer of any Debentures shall be valid as against the Company or the Trustee unless made at such office or agency.

                  The   authorized   denominations   of   Debentures   shall  be
interchangeable in equal aggregate principal amounts. Debentures to be exchanged shall be surrendered at the office or agency to be maintained by the Company,

                  Redemption at Option of Company. The Debentures may be redeemed by the Company, as a whole or from time to


                                      A-5


time in part, at any time on or after the third anniversary of the Initial Closing Date and prior to maturity or conversion, at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest to the date fixed for redemption.

                  The Debentures may also be redeemed, at any time as a whole but not in part, at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest to the date fixed for redemption, if, as a result of any change in or amendment to the laws, regulations or published tax rulings of the United States, or any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to the Debentures, which change or amendment becomes effective on or after the Initial Closing Date or which change in official administration, application or interpretation shall not have been available to the public prior to such date and is notified to the Company on or after such date, it is determined by the Company that the Company would be required to pay any Additional Payments pursuant to the Indenture or the terms of any Debenture in respect of interest on the next succeeding Interest Payment Date. At the option of the Company, such redemption may be paid in cash or by delivery of shares of Common Stock in the manner described in the Indenture.

                  Discharge of Company's Obligations Upon Deposit of Redemption Moneys. If proper notice of redemption shall have been given, and if the Company shall have deposited with the Trustee or with any Paying Agent (other than the Company), for the benefit of the Holders of any of the Debentures called for redemption in whole or in part, funds (to be immediately available for payment) sufficient to redeem the Debentures to be redeemed on the date fixed for redemption, at the applicable redemption price, together with accrued and unpaid interest to the date fixed for redemption, then all obligations of the Company in respect of such Debentures shall cease and be discharged (except the obligation to issue shares of Common Stock of the Company upon conversion of Debentures on or prior to the redemption date in accordance with the terms of this Indenture and the Debentures), and the Holders of such Debentures shall thereafter be restricted exclusively to such funds for any and all claims of whatever nature on their part under the Indenture, or in respect of such Debentures (except with respect to any rights of conversion as above stated).

                  Sinking Fund. As and for a mandatory sinking fund, the Company shall pay to the Trustee, not less than


                                      A-6


one Business Day, on or before the anniversary of the Initial Closing Date in each of the years 2000 to 2003 2 (each a "Sinking Fund Payment Date") an amount of money equal to 25% of the aggregate amount of Debentures originally issued at 100% of their principal amount together with accrued and unpaid interest thereon to the applicable Sinking Fund Payment Date, subject to reduction as provided in the Indenture. The Trustee shall apply cash sinking fund payments to the redemption of Debentures on the applicable Sinking Fund Payment Date.


                                      A-7


                  Right of Debentureholders to Convert Debenture Into Common Stock. The Debentures may be converted by Holders, in whole or in part, from time to time, commencing ninety days following the Initial Closing Date and on or before the close of business prior to the seventh anniversary of the Initial Closing Date, or the date of redemption (or if that day is not a Business Day, on the preceding Business Day), at any time on at least five days' written notice to the Company, at the conversion prices described below (except that, in respect of any Debenture or Debentures, or portion thereof, called for redemption before such date pursuant to the Indenture, such right shall terminate at the close of business on the date fixed for such redemption unless the Company shall default in payment due upon redemption thereof) to convert, subject to the terms and provisions of the Indenture, the principal amount of any such Debenture or Debentures, or portion thereof as hereinafter provided, into (a) such whole number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (the "Debenture Conversion Shares") as determined by dividing (y) the principal amount of Debentures to be converted by
(z) the Holder Conversion Price, (b) an amount of money payable in Swiss Francs equal to the accrued and unpaid interest thereon to the date of conversion, and
(c) an amount of money equal to the value of the fractional share remainder, if any, resulting from the calculation described in clause (a) above, to be paid in Swiss Francs based on the Holder Conversion Price per share.

                  "Holder Conversion Price" means the product of (w) the applicable Stock Price Factor, (x) the applicable Exchange Rate Factor, (y) the applicable Holder Conversion Percentage Factor and (z) the applicable Antidilution Factor.

                  "Stock Price Factor" means a factor, to be calculated by the Company with respect to each December 15, February 15, April 15, June 15, August 15, and October 15 (each a "Reset Date"), and to be applicable in the two full calendar months following the Reset Date, and equal to the average daily Nasdaq closing price per Share (or, if the Company is listed or quoted on an exchange in the United States other than Nasdaq, the closing price on such exchange), for the thirty trading days immediately preceding the applicable Reset Date; provided that in no event shall the Stock Price Factor be less than U.S. $12.00 (subject to adjustment), regardless of the actual Stock Price Factor otherwise determined.

                  "Exchange Rate Factor" means a factor, to be calculated by the Company with respect to each Reset Date, and to be applicable in the two full calendar months


                                      A-8


following the Reset Date, and equal to the average Noon Buying Rate (as defined below) for the thirty trading days immediately preceding the applicable Reset Date; provided that in no event shall the Exchange Rate Factor be less than
1.1175. "Noon Buying Rate" means the exchange rate for one U.S. dollar expressed in Swiss Francs, based upon the noon buying rate in New York City for cable transfers in Swiss Francs, as certified for customs purposes by the Federal Reserve Bank of New York.

                  "Holder Conversion Percentage Factor" means a conversion percentage, determined on the date notice of conversion is given, which shall be
(i) 100% until the day preceding the third anniversary of the Initial Closing Date, (ii) 95% from the third anniversary of the Initial Closing Date until the day preceding the fourth anniversary of the Initial Closing Date; (iii) 90% from the fourth anniversary of the Initial Closing Date until the day preceding the fifth anniversary of the Initial Closing Date; (iv) 85% from the fifth anniversary of the Initial Closing Date until the day preceding the sixth anniversary of the Initial Closing Date; and (v) 80% from the sixth anniversary of the Initial Closing Date until the seventh anniversary of the Initial Closing Date.

                  If any Debenture is converted in part, the Company, on surrender of such Debenture for conversion, shall execute such new Debenture or Debentures and shall deliver to the Trustee (a) the surrendered Debenture for cancellation, or if such Debenture has been duly cancelled by the Company, such duly cancelled Debenture, (b) such new Debenture or Debentures for authentication, and (c) unless the Trustee is a conversion agent, a statement signed by any officer of the Company, or by any agent maintained by the Company for conversion of Debentures, stating the principal amount of the surrendered Debenture which has been converted and requesting the authentication of such new Debenture or Debentures; and thereupon the Trustee shall authenticate and the Company shall deliver or cause to be delivered such new Debenture or Debentures to such Debentureholder.

                  Right of Company to Convert Debenture into Common Stock of Company. The Debentures may be converted by the Company, in whole or from time to time in part, into (a) that whole number of Debenture Conversion Shares determined by dividing (y) the sum of the principal amount of Debentures to be converted, by (z) the Company Conversion Price, (b) an amount of money payable in Swiss Francs equal to the accrued and unpaid interest thereon to the date of conversion, and (c) an amount of money equal to the value of the fractional share remainder, if any, resulting from the calculation described in clause (a)


                                      A-9


above, to be paid in Swiss Francs based on the Company Conversion Price per share.

                  "Company Conversion Price" means the product of (w) the applicable Stock Price Factor, (x) the applicable Exchange Rate Factor, (y) the applicable Company Conversion Percentage Factor and (z) the applicable Antidilution Factor.

                  "Company Conversion Percentage Factor" means a conversion percentage, determined on the date notice of conversion is given, which shall be
(i) 100% until the day preceding the third anniversary of the Initial Closing Date, (ii) 92.5% from the third anniversary of the Initial Closing Date until the day preceding the fourth anniversary of the Initial Closing Date; (iii) 87.5% from the fourth anniversary of the Initial Closing Date until the day preceding the fifth anniversary of the Initial Closing Date; (iv) 82.5% from the fifth anniversary of the Initial Closing Date until the day preceding the sixth anniversary of the Initial Closing Date; and (v) 77.5% from the sixth anniversary of the Initial Closing Date until the seventh anniversary of the Initial Closing Date.

                  Exercise of Conversion Privilege. Debentures may be converted only in units of SF 1,000 and integral multiples thereof. A holder of Debentures desiring to convert Debentures will not be required to exercise the attached Warrants. However, if the Warrants are unexercised, they will expire upon such conversion by the holder of Debentures or upon conversion or redemption at the option of the Company. In addition, during the period beginning 90 days after the Initial Closing Date and ending 119 days following the Initial Closing Date, any conversion of Debentures will necessarily result in the expiration of the Warrants attached thereto.

                  A Holder may exercise the conversion privilege by completing the Conversion Notice below and surrendering to the Company, at the office or agency to be maintained by the Company for that purpose, the Debenture or Debentures so to be converted. The Conversion Notice shall also state the name or names (together with address and tax identification number to the extent required), if different from the name of the registered Holder, in which the certificate or certificates for such shares of Common Stock shall be issued. Debentures surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the registered Holder or his duly authorized attorney, and be accompanied by a signature guaranty by a commercial bank or trust company or other institution which may be


                                      A-10


required under applicable laws or regulations, and any Debentures so surrendered during the period from the close of business on any Record Date for the payment of interest on the Debentures to the opening of business on the interest payment date shall (except in the case of Debentures or portions thereof which have been called for redemption on a redemption date within such period) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date; provided that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Debentures. An amount equal to the quarterly interest payment due in respect of any Debenture converted shall be paid by the Company on the interest payment date to the Debentureholder of such converted Debenture on such Record Date, provided that if the Company defaults in payment of interest on such interest payment date, the amount previously paid by the Debentureholder to the Company in respect of interest upon conversion of Debentures shall be repaid to the Debentureholder. Except as expressly set forth in this paragraph, no payment or adjustment shall be made on conversion of any Debenture for interest accrued thereon or for dividends on securities issued upon such conversion.

                  Adjustment of Antidilution Factor. The Antidilution Factor referred to above in the calculation of the Conversion Prices shall be subject to adjustment from time to time as follows:

                  (a) In the event that the Company shall at any time after the date hereof subdivide or combine the outstanding shares of Common Stock or issue additional shares of Common Stock as a dividend or other distribution on the Common Stock, the Antidilution Factor in effect immediately prior to such subdivision or combination of shares or share dividend or distribution shall be proportionately adjusted so that, with respect to each such subdivision of shares or share dividend or distribution, the number of shares of the Common Stock deliverable upon conversion of each SF 1,000 principal amount of the Debentures shall be increased in proportion to the increase in the number of shares of the then outstanding Common Stock resulting from such subdivision of shares or share dividend or distribution.

                  (b) Notwithstanding anything in Sections 4.1 and 4.2 to the contrary, in the case of any capital reorganization or any reclassification of the Common Stock, or in the case of the consolidation or merger of the Company with or into any other corporation or in case of any sale or transfer of all or substantially all of the assets of the Company as may be permitted by the
provisions   hereof,


                                      A-11


the Company and each Holder of the Debentures then outstanding shall have the right thereafter to convert the principal amount of each such Debenture into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Debenture might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or transfer; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in order that the rights and interests of the holders thereafter shall be as nearly equivalent as may be practicable to the rights and interests provided for in the Indenture.

                  (c) Whenever the Company shall fix a record date for the holders of the Common Stock for the purpose of determining the holders entitled to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price of the Common Stock as of such record date, the Antidilution Factor shall be adjusted so that the number of shares of the Common Stock into which each SF 1,000 principal amount of the Debentures shall thereafter be convertible shall be determined by multiplying the number of shares of the Common Stock into which such SF 1,000 principal amount of the Debentures was theretofore convertible by a fraction of which the numerator shall be the number of shares of the Common Stock outstanding immediately prior to the taking of such record plus the number of additional shares of Common Stock offered for subscription or purchase and of which the denominator shall be the number of shares of the Common Stock outstanding immediately prior to the taking of such record plus the number of shares of the Common Stock which the aggregate offering price (without deduction of any expenses, including commissions or discounts) of the total number of shares of the Common Stock so offered would purchase at the Closing Price of the Common Stock as of such record date.

                  (d) Whenever the Company shall fix a record date for the holders of the Common Stock for the purpose of determining the holders entitled to receive any distribution of evidences of its indebtedness, capital stock or assets (other than a regularly scheduled cash dividend and dividends payable in stock for which adjustment is made pursuant to the Indenture), or rights to subscribe for or purchase any evidences of the Company's indebtedness or assets (other than rights referred to in the preceding paragraph), the Antidilution Factor shall be appropriately adjusted.


                                      A-12


                  Events of Default. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture, by either the Trustee or the holders of at least a majority in aggregate principal amount of the Debentures then outstanding.

                  Registered Holder as Absolute Owner. The Company, the Trustee, any paying agent, any conversion agent and any Debenture Registrar may deem and treat the person in whose name any Debenture shall be registered upon the books of the Company as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on (subject to the provisions of the Indenture) such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Debenture Registrar shall be affected by any notice to the contrary.

                  Modification of Indenture with Consent of Holders of 66-2/3% in Principal Amount of Debentures. With the consent of the Holders (or persons entitled to vote, or to give consents respecting the same) of not less than 66 2/3% in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the Holders of the Debentures and of the Company; provided that, without the consent of the Holders of all Debentures then outstanding, no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) alter the provisions of Article IV hereof respecting conversion of the Debentures so as to affect the Debentures adversely, or (iii) modify any of the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders thereof, or (iv) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture.


                                      A-13


                  Immunity of Incorporators, Stockholders, Officers and Directors. Except for liabilities arising under the Securities Act, no recourse shall be had for the payment of the principal of (and premium, if any) or the interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in any Debenture or because of the creation of any indebtedness represented hereby shall be had against any incorporator, stockholder, officer, trustee, director, past, present or future, as such of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issue of the Debentures.

                  Right to Require Repurchase. In the event of a Change of Control, each Holder shall have the right to require the Company to repurchase all or a portion of such Holder's Debentures at a purchase price equal to the principal amount plus accrued interest to the date of repurchase. Any such tender of Debentures for repurchase shall be accompanied by the attached Warrants, which may either be exercised or, upon failure of such exercise, shall expire upon such repurchase. At the option of the Company, the repurchase price may be paid in cash or by delivery of Shares having a Market Value equal to the repurchase price. "Market Value," on a per Share basis, means the amount determined by multiplying (x) the applicable Stock Price Factor on the date notice of repurchase is given by (y) the applicable Exchange Rate Factor on such date (provided that in no event shall the Exchange Rate Factor be less than 1.1175), and by multiplying the product so achieved by 75%.

                  A "Change of Control" shall be deemed to have occurred at the time when persons other than the Existing Control Group shall have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the Company, unless such acquisition shall have been approved by a two-thirds (66 2/3%) majority of the Continuing Directors of the Company.

                  In the event the Company does not cause the Debentures to be listed for trading on the Luxembourg Stock Exchange within ninety (90) days after the Initial Closing Date, each Holder shall have the right, during the 30 day period following receipt of the notice described in


                                      A-14


Section 16.2, to require the Company to repurchase all or a portion of such Holder's Debentures at a purchase price equal to the principal amount plus accrued interest to the date of repurchase in a manner similar to that set forth in the second preceding paragraph.

                  The right to require repurchase at the option of the Holder is subject to the restriction that the Company may not repurchase any Debenture at any time when the subordination provisions of the Indenture would not permit the Company to make a payment of principal, premium or interest on the Debentures.

                  Indenture and Debentures to be Construed in Accordance with Laws of State of New York. The Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the internal laws of said State. Under the Judiciary Law of the State of New York, a judgment or decree in an action based upon an obligation denominated in a currency other than U.S. dollars shall be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at a rate of exchange prevailing on the date of the entry of the judgment or decree.

                  No reference herein to the Indenture and no provisions of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the time and place and at the rate and in the manner herein prescribed.

                  All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                                      A-15


                                CONVERSION NOTICE

                  The undersigned holder of this Debenture hereby irrevocably exercises the option to convert this Debenture, or portion hereof (which is SF ) below designated, into Common Shares in accordance with the terms of the Indenture referred to in this Debenture, delivers herewith the amount of interest payable on the next Interest Payment Date if this conversion is made between the Record Date for such Interest Payment Date and such Interest Payment Date, and directs that such shares, together with a check in payment for any fractional share and any Debentures representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If the Common Shares are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:

                                                 ______________________________
                                                 (Signature  must  be guaranteed
                                                 by a bank or stockbroker who is
                                                 a  member  of  a national stock
                                                 exchange)

If shares or Debentures                          If only a portion of the
are to be registered in                          Debentures is to be converted,
the  name  of a  Person                          please indicate:
other      than     the
Debentureholder, please                          1.  Principal  Amount to
print   such   Person's                              be converted:
name and  address,  and                              SF
taxpayer identification
number,  if applicable:                          2.  Amount and denomination
                                                     of Registered  Debentures
                                                     representing  unconverted
                                                     principal amount to be
_______________________                              issued:

_______________________                          Amount:  SF

_______________________                          Denominations:  SF
                                                 (SF 1,000)




                                      A-16


                                   CERTIFICATE

                  This is to certify  that as of the date hereof with respect to
SF ________ principal amount of the above-captioned debentures presented or surrendered on the date hereof (the "Surrendered Debentures") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Debentures complies with the restrictive legend set forth on the face of the Surrendered Debentures for the reason checked below:

_______ The transfer of the Surrendered Debentures complies with Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"); or

_______ The transfer of the Surrendered Debentures complies with Rule 144A under the Securities Act; or

_______ The transfer of the Surrendered Debentures complies with Rule 903 or 904 of Regulation S under the Securities Act.

                                [Name of Holder]




Dated:   __________, ___*
                  *  To be dated the date
                     of presentation or
                     surrender


                                      A-17